Exhibit (c)(14)

        AMCE does not, as a matter of course, publicly disclose forward-looking information as to future revenues, earnings or other financial information. The additional financial information contained in this Exhibit (c)(14) is based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the projected results contained in this additional financial information will be realized or that actual results would not be significantly higher or lower than projected. Further, since certain of the additional financial information covers 9 years, such information by its nature becomes less reliable with each successive year. In addition, the additional financial information contained in this Exhibit (c)(14) was prepared solely for internal use and not for publication or with a view of complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The additional financial information included in this Exhibit (c)(14) is prepared on a historical cost basis and does not give effect to any changes in expenses or corporate borrowings as a result of the merger, or any other effects of the merger. This additional financial information includes raw data, terminology specific to AMCE, Non-GAAP financial measures and immaterial mathematical differences due to rounding.

        The additional financial information included in this Exhibit (c)(14) has been prepared by, and is the responsibility of, AMCE management. AMCE's independent registered public accounting firm, PricewaterhouseCoopers LLP, has neither examined nor compiled this additional financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The report of PricewaterhouseCoopers LLP incorporated by reference in this transaction statement on Schedule 13E-3 relates to AMCE's historical financial information. It does not extend to the additional financial information contained in this Exhibit (c)(14) and should not be read to do so.

AMC ENTERTAINMENT INC.
DRIVERS / ANALYTICALS
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Total theatres	180	181	239	232	229	228	225	223	220	216	216	215	211
Screens added	115	214	716	162	44	116	100	100	100	100	100	100	100
Screens disposed	244	86	106	134	27	78	45	92	94	90	55	44	123
Total screens	2,771	2,899	3,524	3,544	3,561	3,599	3,654	3,662	3,668	3,678	3,723	3,779	3,756
Managed / JV screens	8	8	23	15	15	15	15	15	15	15	15	15	15
Average screens	2,819	2,786	3,498	3,495	3,547	3,565	3,612	3,643	3,650	3,658	3,686	3,736	3,753
Total seats (000's)	557	578	718	720
Attendance (000's)	151,075	158,241	197,375	186,990	187,558	188,109	192,612	200,922	200,727	204,302	208,263	212,479	214,731
Attendance / screen (annlzd 000's)	53.6	56.8	55.4	53.5	52.9	52.8	53.3	54.1	55.0	55.9	56.5	56.9	57.2
Average ticket price	5.37	5.68	6.14	6.52	6.75	6.90	7.04	7.18	7.34	7.49	7.65	7.81	7.97
Concession per head	2.21	2.26	2.37	2.44	2.52	2.57	2.62	2.67	2.73	2.79	2.85	2.91	2.97
Other theatre revs per head	0.18	0.25	0.25	0.29	0.31	0.31	0.32	0.32	0.32	0.32	0.32	0.32	0.33
Total theatre revs per head	7.76	8.19	8.76	9.25	9.57	9.78	9.98	10.18	10.39	10.60	10.82	11.04	11.28
Film exhibition costs %	53.3%	54.1%	54.5%	53.2%	53.0%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%
Concession costs %	13.9%	11.8%	11.7%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.1%	11.1%
Variable OE per patron	1.15	1.20	1.28	1.27	1.25	1.27	1.29	1.32	1.34	1.36	1.38	1.40	1.43
Fixed OE per avg. screen (annlzd 000's)	41.5	45.8	47.1	47.0	48.7	50.6	51.8	53.1	54.3	55.6	56.9	58.2	59.5
Theatre services % total revs	0.9%	0.8%	1.0%	1.1%	1.0%	1.0%	1.0%	0.9%	0.9%	0.9%	0.9%	0.8%	0.8%
Rent per avg. scr. (annlzd 000's)	81.2	84.1	84.1	90.0	92.2	93.6	95.5	97.6	100.0	102.7	105.2	107.2	109.6
NCN expense % NCN revenue	93.8%	105.2%	92.2%	87.3%	83.9%	71.0%	70.5%	70.5%	70.5%	70.5%	70.5%	70.5%	70.5%
Recurring G&A % total revenues		2.8%	2.6%	3.0%	2.8%	2.7%	2.7%	2.6%	2.6%	2.5%	2.5%	2.4%	2.4%
Preopening exp per screen added	28.7	29.9	34.0	33.8	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
NCN EBITDA	2,641	(2,121)	4,264	6,605	8,426	16,312	17,209	18,069	18,973	19,922	20,918	21,964	23,062
Midland EBITDA	(365)	(188)	(175)	(318)	(324)	(350)	(350)	(350)	(350)	(350)	(350)	(350)	(350)
Adj. EBITDA %	11.0%	12.2%	13.0%	13.9%	14.9%	15.3%	15.6%	16.3%	16.4%	16.8%	17.1%	17.4%	17.7%
D&A %	8.7%	7.4%	7.1%	7.0%	6.5%	6.2%	6.1%	5.6%	5.4%	5.1%	5.1%	4.6%	3.8%
NIE %	6.2%	4.4%	4.2%	4.2%	3.6%	3.4%	3.2%	2.9%	2.8%	2.7%	2.6%	1.6%	0.9%
EBT %—Continuing Operations	-11.1%	-0.2%	-1.0%	0.6%	4.1%	5.0%	5.8%	7.3%	8.0%	8.9%	9.3%	11.1%	12.9%
Tax rate—Continiuing Operations	33.9%	-71.4%	-6.7%	63.0%	43.7%	43.2%	42.8%	42.3%	42.2%	42.0%	41.9%	41.8%	41.6%
Net earnings %	-8.7%	-3.1%	-2.7%	-2.1%	1.0%	1.6%	2.1%	3.1%	3.6%	4.1%	4.4%	5.6%	6.7%
ATCF %	4.6%	6.8%	7.4%	7.9%	8.2%	8.4%	8.8%	9.2%	9.1%	9.3%	9.6%	10.3%	10.5%

AMC ENTERTAINMENT INC.
INCOME STATEMENT
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Revenues
Admissions	810,519	898,040	1,212,204	1,219,393	1,266,036	1,297,022	1,355,783	1,443,499	1,472,752	1,530,755	1,593,186	1,659,304	1,712,192
Concessions	334,072	358,107	468,578	456,990	471,900	483,154	504,770	537,356	548,395	570,163	593,612	618,374	638,181
Other theatre	27,082	39,972	48,600	53,983	57,679	59,200	61,387	63,948	63,954	65,178	66,656	68,405	71,858
NCN and other	43,457	41,768	55,693	52,454	52,845	56,706	58,838	61,755	64,818	68,034	71,410	74,956	78,678

Total Revenues	1,215,130	1,337,887	1,785,075	1,782,820	1,848,461	1,896,082	1,980,779	2,106,558	2,149,919	2,234,129	2,324,864	2,421,039	2,500,910
Expenses
Film exhibition costs	432,075	485,799	660,981	649,160	670,643	687,536	718,761	765,330	781,154	812,230	845,627	880,939	909,317
Concession costs	46,414	42,201	54,912	51,132	52,940	54,118	56,539	60,278	61,428	63,769	66,260	68,845	70,936
Theatre operating expense	301,373	329,298	438,605	420,448	426,135	438,055	455,484	482,098	487,134	501,338	517,647	536,166	550,324
Rent	228,929	234,359	299,933	314,409	327,062	333,526	344,824	355,581	364,992	375,608	387,747	400,461	411,269
NCN and other	42,610	45,264	52,444	46,853	45,829	41,694	42,929	44,985	47,145	49,412	51,793	54,292	56,917
General and administrative:
Stock-based compensation	—	442	2,011	8,727	8,512	8,467	8,467	8,467	—	—	—	—	—
Other	32,441	37,338	66,093	53,440	50,851	51,868	52,905	53,963	55,043	56,144	57,266	58,412	59,580
Preopening expense	3,303	4,363	3,227	3,858	1,320	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Theatre closure expense	24,169	2,124	5,416	4,068	2,341	1,000	—	—	—	—	—	—	—
Restructuring charge	—	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	105,184	99,022	126,994	124,572	119,990	117,528	120,404	118,220	116,272	114,017	119,395	112,425	95,583
Impairment of long-lived assets	68,776	—	19,563	9,554	—	—	—	—	—	—	—	—	—
Disposition of assets	(664)	(1,821)	(1,385)	(2,223)	—	—	—	—	—	—	—	—	—

Total Costs and Expenses	1,284,610	1,278,389	1,728,794	1,683,998	1,705,623	1,737,272	1,803,314	1,891,923	1,916,168	1,975,517	2,048,736	2,114,539	2,156,926

Other Expense (Income)
Other income	(9,996)	3,754	—	13,947	—	—	—	—	—	—	—	—	—
Interest expense
Corporate borrowings	64,347	48,015	65,585	66,963	60,750	60,704	61,645	61,610	61,773	61,909	61,949	40,254	24,518
Cap & fin lease oblig	12,653	12,745	12,215	10,754	9,940	8,476	7,580	7,079	6,459	5,913	5,269	4,916	4,555
Investment (income) expense	(1,728)	(2,073)	(3,502)	(2,841)	(3,800)	(4,600)	(5,800)	(7,100)	(7,000)	(7,200)	(7,100)	(7,300)	(7,400)
Equity in non-consolidated subs	—	—	—	—	—	—	—	—	—	—	—	—	—

Total other expense (income)	65,276	62,441	74,298	88,823	66,890	64,580	63,425	61,589	61,232	60,622	60,118	37,870	21,672

Earnings from Cont. Ops Before Income Tax (EBT)	(134,756)	(2,943)	(18,017)	9,999	75,947	94,230	114,040	153,046	172,519	197,991	216,010	268,629	322,311
Income Tax Provision	(45,700)	2,100	1,200	6,300	33,200	40,700	48,800	64,800	72,800	83,200	90,600	112,200	134,200

Net Earnings from Cont. Ops	(89,056)	(5,043)	(19,217)	3,699	42,747	53,530	65,240	88,246	99,719	114,791	125,410	156,429	188,111
Earnings from Disc. Ops, net of tax	(1,070)	(6,425)	(1,084)	(1,331)	—

Net Earnings before X-item	(90,126)	(11,468)	(20,301)	2,368	42,747	53,530	65,240	88,246	99,719	114,791	125,410	156,429	188,111
X-item gross	26,712	—	—	—	—	—	—	—	—	—	—	—	—
X-item taxes	(10,952)	—	—	—	—	—	—	—	—	—	—	—	—
X-item, net of taxes	15,760	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Dividends	—	29,421	27,165	39,881	23,977	22,691	22,709	22,727	22,745	22,764	22,782	20,626	20,626

Net to Common	(105,886)	(40,889)	(47,466)	(37,513)	18,770	30,839	42,531	65,518	76,974	92,027	102,628	135,803	167,485

Diluted Average Shares	23,469	23,692	36,296	36,715	36,770	79,506	79,506	79,506	79,155	79,155	79,155	79,155	79,155
Diluted EPS for Cont. Ops (pre X-item)	(3.79)	(1.45)	(1.28)	(0.99)	0.51	0.39	0.53	0.82	0.97	1.16	1.30	1.72	2.12
Diluted EPS for Disc. Ops	(0.05)	(0.27)	(0.03)	(0.04)	—	—	—	—	—	—	—	—	—
Diluted EPS	(4.51)	(1.73)	(1.31)	(1.02)	0.51	0.67	0.82	1.11	1.26	1.45	1.58	1.98	2.38
Adjusted EBITDA	133,905	163,628	231,356	247,378	275,000	289,285	309,336	344,321	353,023	375,630	398,523	421,924	442,566
Net debt	716,781	434,164	483,350	414,465	352,799	284,903	193,556	76,484	(39,254)	(185,199)	(345,058)	(531,450)	(737,277)
Total Shares	23,502	71,501	76,481	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647	79,647

AMC ENTERTAINMENT INC.
CASH FLOW STATEMENT
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Net earnings	(105,886)	(11,468)	(20,302)	2,368	42,747	53,530	65,240	88,246	99,719	114,791	125,410	156,429	188,111
Impairment of assets	68,776	4,668	19,563	9,554	—	—	—	—	—	—	—	—	—
D&A	105,260	99,742	127,020	124,572	119,990	117,528	120,404	118,220	116,272	114,017	119,395	112,425	95,583
Deferred income taxes	(41,909)	9,026	(10,086)	490	5,100	300	(2,000)	(2,100)	1,200	400	(3,500)	(1,300)	2,500
Special executive compensation	—	—	10,538
Stock based compensation	—	442	2,132	8,727	8,512	8,467	8,467	8,467	—	—	—	—	—
Gain on sale of investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Extraordinary item / Other	15,760	—	—	—	—	—	—	—	—	—	—	—	—
Loss (gain) on sale of LT assets	(664)	(1,821)	(1,385)	(2,223)	—	—	—	—	—	—	—	—	—
Changes in assets / liabs
(Inc) dec rec.	6,047	(7,195)	(2,292)	(4,642)	(8,759)	(987)	(1,756)	(2,607)	(899)	(1,746)	(1,881)	(1,994)	(1,656)
(Inc) dec oth cur	(1,295)	(6,573)	10,170	(9,571)	(1,727)	(753)	(2,228)	(3,309)	(1,141)	(2,215)	(2,387)	(2,530)	(2,101)
Inc (dec) A/P	(14,591)	7,114	(14,723)	13,997	14,068	2,848	5,065	7,522	2,593	5,036	5,426	5,752	4,777
Inc (dec) accr & other	5,954	19,699	23,015	521	5,956	9,334	12,475	18,031	7,492	10,725	9,401	9,964	8,275
Working capital acquired	—	—	—	—	—	—	—	—	—	—	—	—	—
Lease buyouts	5,275	(13,799)	(11,570)	—	(3,659)	(4,400)	(3,700)	(5,000)	(3,000)	(2,000)	—	—	—
Other, net	731	814	(3,333)	37,729	1,952	1,973	1,995	2,019	2,046	2,076	2,539	1,750	1,750

CASH FROM OPS	43,458	100,649	128,747	181,522	184,181	187,839	203,962	229,489	224,284	241,084	254,404	280,496	297,239
Construction project costs	(18,949)	(2,879)	(25,327)	—	—	—	—	—	—	—	—	—	—
Capex	(101,932)	(82,762)	(100,932)	(95,011)	(109,721)	(113,660)	(82,143)	(84,203)	(79,568)	(75,963)	(76,478)	(75,963)	(72,358)
S/L proceeds / FF&E leasing	682	7,486	43,665	63,911	40,000	25,050	—	—	—	—	—	—	—
Capex, net	(120,199)	(78,155)	(82,594)	(31,100)	(69,721)	(88,610)	(82,143)	(84,203)	(79,568)	(75,963)	(76,478)	(75,963)	(72,358)
Acquisition	—	(45,020)	(153,004)	(13,375)	—	—	—	—	—	—	—	—	—
Repurchase leased FF&E	—	(23,739)	(7,052)	(15,812)	(25,292)	—	—	—	—	—	—	—	—
Investments:
Investments in subsidiaries	—	—	—	—	—	—	—	—	—	—
RE investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Pur. of avail for sale	—	—	—	—	—	—	—	—	—	—	—	—	—
Mat. of avail for sale	—	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds avail for sale	676	—	—	—	—	—	—	—	—	—	—	—	—
LT asset sales	29,594	6,647	5,494	8,922	—	—	—	—	—	—	—	—	—
Net change, constr. adv.	7,684	(2,699)	—	(6,239)	7,012	831	525	(100)	—	100	—	100	400
Other, net	1,000	(1,544)	(4,983)	(10,067)	(3,283)	520	439	848	411	2,076	3,348	2,784	2,772

CASH FROM INVESTING	(81,245)	(144,510)	(242,139)	(67,671)	(91,284)	(87,259)	(81,179)	(83,455)	(79,157)	(73,787)	(73,129)	(73,078)	(69,186)
Net change in credit facility	(60,000)	(270,000)	—	—	—	—	—	—	—	—	—	—	—
Net change in senior notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Net change in senior sub notes	—	172,263	71,787	(1,842)	—	—	—	—	—	—	(213,782)	(175,000)	—
Proceeds from preferred stock	—	230,014	—	—	—	—	—	—	—	—	—	—	—
Proceeds from common stock	—	100,800	33,151	—	—	—	—	—	—	—	—	—	—
Treasury stock purchase	—	—	—	(431)	(8,727)	(8,512)	(8,467)	(8,467)	(8,467)	—	—	—	—
CLO payments and other	(2,755)	(2,638)	(2,580)	(2,574)	(2,650)	(2,675)	(2,703)	(2,855)	(3,074)	(3,015)	(3,062)	(3,106)	(3,258)
FLO proceeds	19,135	881	29,612	—	—	—	—	—	—	—	—	—	—
Cash overdrafts	6,520	(3,406)	7,325	(19,339)	—	—	—	—	—	—	—	—	—
Change in const. payables	(8,872)	6,264	(528)	(4,307)	(2,720)	(3,324)	(2,098)	400	—	(400)	—	(400)	(1,600)
Proceeds from st. options	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividends on common	—	—	—	—	—	—	—	—	—	—	—	—	—
Dividends on preferreds	—	—	—	—	(19,581)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)	(20,626)
Other, net	—	(4,857)	(392)	3,880	—	—	—	—	—	—	—	—	—

CASH FROM FINANCING	(45,972)	229,321	138,375	(24,613)	(33,678)	(35,137)	(33,895)	(31,549)	(32,167)	(24,042)	(237,470)	(199,132)	(25,484)
Effect of exchange rate chgs.	(1,471)	(103)	(3)	(403)	—	—	—	—	—	—	—	—	—

CASH INCR (DECR)	(85,230)	185,357	24,980	88,835	59,218	65,444	88,889	114,486	112,960	143,256	(56,195)	8,286	202,570

AMC ENTERTAINMENT INC.
BALANCE SHEET
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Cash and equivalents	34,075	219,432	244,412	333,247	392,465	457,909	546,798	661,284	774,244	917,500	861,305	869,591	1,072,160
Receivables	13,498	20,533	24,917	29,559	38,318	39,305	41,061	43,668	44,567	46,312	48,193	50,187	51,843
Reimbursable const. advances	733	3,662	2,628	8,867	1,855	1,025	500	600	600	500	500	400	—
Other current assets	45,075	48,416	50,732	60,397	62,124	62,876	65,104	68,413	69,554	71,769	74,155	76,685	78,786
Gross property	1,234,329	1,318,836	1,518,605	1,530,796	1,625,809	1,714,419	1,796,562	1,880,764	1,960,332	2,036,294	2,112,772	2,188,734	2,261,092
Less accum. depr. & amort	476,811	542,723	662,142	746,800	866,790	984,318	1,104,722	1,222,942	1,339,214	1,453,231	1,572,626	1,685,051	1,780,634

Property, net	757,518	776,113	856,463	783,996	759,019	730,101	691,839	657,822	621,117	583,063	540,145	503,683	480,458
Intangible assets, net	7,639	5,369	30,050	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918	23,918
Goodwill	—	30,276	60,698	71,965	71,965	71,965	71,965	71,965	71,965	71,965	71,965	71,965	71,965
Deferred income taxes	135,491	127,115	171,152	164,423	159,323	159,023	161,023	163,123	161,923	161,523	165,023	166,323	163,823
Investment in subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Other long-term assets	53,235	48,254	50,646	53,664	50,975	50,218	50,234	51,106	50,260	50,266	50,407	50,662	50,577

Total assets	1,047,264	1,279,170	1,491,698	1,530,036	1,559,962	1,596,340	1,652,442	1,741,899	1,818,148	1,926,815	1,835,612	1,813,414	1,993,530

Accounts payable	92,276	96,016	101,820	96,478	110,546	113,394	118,459	125,981	128,574	133,610	139,036	144,788	149,565
Accr exps & oth liab	138,193	136,196	179,393	189,214	191,511	196,445	205,220	218,251	222,743	231,468	240,869	250,833	259,108
Construction payables	8,713	14,977	14,449	10,142	7,422	4,098	2,000	2,400	2,400	2,000	2,000	1,600	—
Revolving credit facility	270,000	—	—	—	—	—	—	—	—	—	—	—	—
Cur portion corp. borrow	—	—	—	—	—	—	—	—	—	213,782	175,000	—	—
Cur portion CLO's / FLO's	2,718	2,627	2,565	2,748	2,675	2,703	2,855	3,074	3,015	3,062	3,106	3,258	3,278
Subsidiary Sr. debt	—	—	—	—	—	—	—	—	—	—
Sr. Acquisition facility	—	—	—	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 14	—	—	—	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Sr. sub notes 02	—	—	—	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 09	199,172	199,245	199,325	—	—	—	—	—	—	—	—	—	—
Sr. sub notes 11	225,000	225,000	296,871	213,782	213,782	213,782	213,782	213,782	213,782	—	—	—	—
Sr. sub notes 12	—	172,295	172,465	172,649	172,851	173,074	173,319	173,588	173,885	174,211	—	—	—
Misc. indebtedness	—	—	—	—	—	—	—	—	—	—	—	—	—

LTD corp borrow	424,172	596,540	668,661	686,431	686,633	686,856	687,101	687,370	687,667	474,211	300,000	300,000	300,000
LTD CLO's / FLO's	53,966	54,429	56,536	58,533	55,956	53,253	50,398	47,324	44,309	41,247	38,140	34,883	31,605
Other LT liab.	116,271	120,029	176,370	180,571	176,350	177,863	180,068	183,538	184,852	188,683	193,923	198,713	203,150

Total liabilities	1,106,309	1,020,814	1,199,794	1,224,117	1,231,092	1,234,611	1,246,100	1,267,937	1,273,560	1,288,063	1,092,075	934,074	946,705
Min int in con sub	—	—	—	—	—	—	—	—	—	—	—	—	—
Preferred stock—convertible	—	175	187	200	200	200	200	200	200	200	200	200	200
Common stock	12,965	20,025	22,191	22,593	22,954	23,265	23,547	23,804	23,804	23,804	23,804	23,804	23,804
Class B stock	2,695	2,535	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035	2,035
Addn'l paid-in capital	106,713	430,902	464,663	469,498	458,068	445,598	433,156	441,366	441,366	441,366	441,366	441,366	441,366
Foreign currency adj.	(15,121)	(16,967)	(8,773)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)	(1,945)
Employee loans for stk. purchase	(9,881)	(10,430)	—	—	—	—	—	—	—	—	—	—	—
Treasury stock	(369)	(369)	(582)	(1,013)	(9,740)	(18,252)	(26,719)	(35,186)	(43,653)	(43,653)	(43,653)	(43,653)	(43,653)
Retained earnings	(156,047)	(167,515)	(187,817)	(185,449)	(142,702)	(89,172)	(23,932)	43,687	122,780	216,945	321,729	457,532	625,017

Total stockholders equity	(59,045)	258,356	291,904	305,919	328,870	361,729	406,343	473,962	544,588	638,753	743,536	879,340	1,046,825

Total liab. & SE.	1,047,264	1,279,170	1,491,698	1,530,036	1,559,962	1,596,340	1,652,442	1,741,899	1,818,148	1,926,815	1,835,612	1,813,414	1,993,530

BALANCE	—	—	—	—	—	—	—	—	—	—	—	—	—

AMC ENTERTAINMENT INC.
CREDIT STATISTICS
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
CREDIT STATISTICS
Net Earnings	(90,126)	(11,468)	(20,301)	2,368	42,747	53,530	65,240	88,246	99,719	114,791	125,410	156,429	188,111
- Cash Preferred Dividends	—	—	—	—	19,581	20,626	20,626	20,626	20,626	20,626	20,626	20,626	20,626
+ Depreciation and amortization	105,184	99,022	126,994	124,572	119,990	117,528	120,404	118,220	116,272	114,017	119,395	112,425	95,583
+ Impairment (net of tax)	40,578	—	12,089	5,828	—	—	—	—	—	—	—	—	—
+ Stock-based comp	—	442	2,011	8,727	8,512	8,467	8,467	8,467	—	—	—	—	—
+ Non-Cash charges	76	3,474	10,563	42	—	—	—	—	—	—	—	—	—

ATCF	55,712	91,470	131,356	141,537	151,668	158,898	173,485	194,306	195,365	208,182	224,179	248,228	263,068
- Construction project costs	18,949	2,879	25,327	—	—	—	—	—	—	—	—	—	—
- Capex	101,932	82,762	100,932	95,011	109,721	113,660	82,143	84,203	79,568	75,963	76,478	75,963	72,358
+ S/L proceeds / FF&E leasing	682	7,486	43,665	63,911	40,000	25,050	—	—	—	—	—	—	—
+ FLO proceeds	19,135	881	29,612	—	—	—	—	—	—	—	—	—	—

Free cash flow	(45,352)	14,196	78,374	110,437	81,947	70,288	91,342	110,104	115,798	132,219	147,701	172,265	190,710
Leverage ratios
Corporate	694,172	596,540	668,661	686,431	686,633	686,856	687,101	687,370	687,667	687,993	475,000	300,000	300,000
Cap leases	56,684	57,056	59,101	61,281	58,631	55,956	53,253	50,398	47,324	44,309	41,247	38,140	34,883
Total debt	750,856	653,596	727,762	747,712	745,264	742,812	740,354	737,768	734,991	732,301	516,247	338,140	334,883
Less: Cash & equiv.	34,075	219,432	244,412	333,247	392,465	457,909	546,798	661,284	774,244	917,500	861,305	869,591	1,072,160
Less: Cash for Put	—	—	—	—	—	—	—	—	—	—	—	—	—

Net debt	716,781	434,164	483,350	414,465	352,799	284,903	193,556	76,484	(39,254)	(185,199)	(345,058)	(531,450)	(737,277)
CIP	58,858	36,774	69,968	19,301	18,554	10,245	5,000	6,000	6,000	5,000	5,000	4,000	—
Total debt / Adj. EBITDA	5.61	3.99	3.15	3.02	2.71	2.57	2.39	2.14	2.08	1.95	1.30	0.80	0.76
Net debt / Adj. EBITDA	5.35	2.65	2.09	1.68	1.28	0.98	0.63	0.22	(0.11)	(0.49)	(0.87)	(1.26)	(1.67)
Net debt less CIP / Adj. EBITDA	4.91	2.43	1.79	1.60	1.22	0.95	0.61	0.20	(0.13)	(0.51)	(0.88)	(1.27)	(1.67)
Nebt debt / Adj. EBITDA per RCF	4.73	2.66	2.28	1.81	1.32	1.02	0.66	0.26	(0.08)	(0.46)	(0.83)	(1.22)	(1.63)
Adj. EBITDAR	362,834	397,987	531,289	561,787	602,062	622,811	654,160	699,903	718,015	751,238	786,270	822,385	853,836
Net debt	716,781	434,164	483,350	414,465	352,799	284,903	193,556	76,484	(39,254)	(185,199)	(345,058)	(531,450)	(737,277)
Rents × 8	1,831,432	1,874,872	2,399,464	2,515,272	2,616,497	2,668,211	2,758,595	2,844,651	2,919,934	3,004,862	3,101,973	3,203,690	3,290,155
Net Debt + rents × 8	2,548,213	2,309,036	2,882,814	2,929,737	2,969,296	2,953,114	2,952,150	2,921,134	2,880,680	2,819,663	2,756,915	2,672,240	2,552,878
Net Debt + rents × 8 - CIP	2,489,355	2,272,262	2,812,846	2,910,436	2,950,742	2,942,869	2,947,150	2,915,134	2,874,680	2,814,663	2,751,915	2,668,240	2,552,878
Net Debt + rents × 8 / Adj. EBITDAR	7.02	5.80	5.43	5.22	4.93	4.74	4.51	4.17	4.01	3.75	3.51	3.25	2.99
Net Debt + rents × 8 - CIP / Adj. EBITDAR	6.86	5.71	5.29	5.18	4.90	4.73	4.51	4.17	4.00	3.75	3.50	3.24	2.99
Interest Coverage
Adj. EBITDA divided by:
Net interest exp	1.78	2.79	3.11	3.30	4.11	4.48	4.88	5.59	5.77	6.20	6.63	11.14	20.42
EBITDAR divided by:
Net interest exp + rent	1.19	1.36	1.42	1.44	1.53	1.56	1.60	1.68	1.68	1.72	1.76	1.88	1.97

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—SCREENS/THEATRES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
SCREENS
NORTH AMERICA
BOP total owned	2,700	2,567	2,661	3,257	3,291	3,308	3,346	3,401	3,409	3,415	3,425	3,470	3,526
New build / exp	81	112	75	102	44	116	100	100	100	100	100	100	100
Acquisitions	30	68	621	48	—	—	—	—	—	—	—	—	—
Dispositions	244	86	100	116	27	78	45	92	94	90	55	44	123

EOP total owned	2,567	2,661	3,257	3,291	3,308	3,346	3,401	3,409	3,415	3,425	3,470	3,526	3,503
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	8	8	23	15	15	15	15	15	15	15	15	15	15

TOTAL SCREENS	2,575	2,669	3,280	3,306	3,323	3,361	3,416	3,424	3,430	3,440	3,485	3,541	3,518

AVERAGE SCREENS—NORTH AMERICA	2,645	2,600	3,280	3,263	3,309	3,327	3,374	3,405	3,412	3,420	3,448	3,498	3,515
INTERNATIONAL
BOP total owned	162	196	230	244	238	238	238	238	238	238	238	238	238
New build / exp	34	34	20	12	—	—	—	—	—	—	—	—	—
Acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	—
Dispositions	—	—	6	18	—	—	—	—	—	—	—	—	—

EOP total owned	196	230	244	238	238	238	238	238	238	238	238	238	238
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL SCREENS	196	230	244	238	238	238	238	238	238	238	238	238	238

AVERAGE SCREENS—INTL	174	186	218	231	238	238	238	238	238	238	238	238	238
TOTAL SCREENS
BOP total owned	2,862	2,763	2,891	3,501	3,529	3,546	3,584	3,639	3,647	3,653	3,663	3,708	3,764
New build / exp	115	146	95	114	44	116	100	100	100	100	100	100	100
Acquisitions	30	68	621	48	—	—	—	—	—	—	—	—	—
Dispositions	244	86	106	134	27	78	45	92	94	90	55	44	123

EOP total owned	2,763	2,891	3,501	3,529	3,546	3,584	3,639	3,647	3,653	3,663	3,708	3,764	3,741
JV screens	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed screens	8	8	23	15	15	15	15	15	15	15	15	15	15

TOTAL SCREENS	2,771	2,899	3,524	3,544	3,561	3,599	3,654	3,662	3,668	3,678	3,723	3,779	3,756

AVERAGE SCREENS (OWNED)	2,819	2,786	3,498	3,495	3,547	3,565	3,612	3,643	3,650	3,658	3,686	3,736	3,753
THEATRES
BOP total owned	208	179	180	236	230	227	226	223	221	218	214	214	213
New build	6	8	5	7	3	9	6	6	6	6	6	6	6
Acquisitions	1	5	66	3	—	—	—	—	—	—	—	—	—
Dispositions	36	12	15	16	6	10	9	8	9	10	6	7	10

EOP total owned	179	180	236	230	227	226	223	221	218	214	214	213	209
EOP JV theatres	—	—	—	—	—	—	—	—	—	—	—	—	—
EOP managed theatres	1	1	3	2	2	2	2	2	2	2	2	2	2

TOTAL THEATRES	180	181	239	232	229	228	225	223	220	216	216	215	211

SCREENS PER THEATRE	15.4	16.0	14.7	15.3	15.6	15.8	16.2	16.4	16.7	17.0	17.2	17.6	17.8
Megaplex screens
North America	1,704	1,884	2,195	2,345	2,389	2,505	2,605	2,705	2,805	2,905	3,005	3,105	3,205
International	196	230	244	238	238	238	238	238	238	238	238	238	238
JV	—	—	—	—	—	—	—	—	—	—	—	—	—
Managed	—	—	14	14	14	14	14	14	14	14	14	14	14
Total	1,900	2,114	2,453	2,597	2,641	2,757	2,857	2,957	3,057	3,157	3,257	3,357	3,457
% of total	68.6%	72.9%	69.6%	73.3%	74.2%	76.6%	78.2%	80.7%	83.3%	85.8%	87.5%	88.8%	92.0%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—ATTENDANCE/REVENUES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
ATTENDANCE
NORTH AMERICA
US Megaplex	94,322	103,077	127,790	126,043	130,531	134,366	140,732	149,935	154,423	161,637	168,510	174,830	180,437
US Multiplex	42,882	37,638	51,296	42,506	38,179	34,896	32,033	29,624	25,248	21,569	18,689	16,691	13,505
Canada Megaplex	3,935	5,622	5,835	5,475	5,478	5,478	6,478	7,736	7,687	7,727	7,695	7,589	7,420
Canada Multiplex	—	—	—	—	—	—	—	—	—	—	—	—	—
Total attendance	141,139	146,337	184,921	174,024	174,188	174,740	179,243	187,296	187,358	190,933	194,894	199,110	201,362
Attendance per screen	53.4	56.3	55.3	53.3	52.6	52.5	53.1	55.0	54.9	55.8	56.5	56.9	57.3
% chg	-2.8%	5.5%	-1.7%	-3.6%	-1.3%	-0.2%	1.2%	3.5%	-0.2%	1.7%	1.3%	0.7%	0.7%
INTERNATIONAL
Total attendance	9,936	11,904	12,454	12,966	13,369	13,369	13,369	13,626	13,369	13,369	13,369	13,369	13,369
Attendance per screen	57.2	64.0	56.1	56.1	56.2	56.2	56.2	56.2	56.2	56.2	56.2	56.2	56.2
% chg	-16.5%	11.9%	-12.4%	0.0%	0.2%	0.0%	0.0%
TOTAL ATTENDANCE	151,075	158,241	197,375	186,990	187,558	188,109	192,612	200,922	200,727	204,302	208,263	212,479	214,731
% chg	-1.2%	4.7%	24.7%	-5.3%	0.3%	0.3%	2.4%	4.3%	-0.1%	1.8%	1.9%	2.0%	1.1%
ATTENDANCE PER SCREEN	53.6	56.8	55.4	53.5	52.9	52.8	53.3	54.1	55.0	55.9	56.5	56.9	57.2
% chg	-3.4%	6.0%	-2.5%	-3.3%	-1.2%	-0.2%	1.1%	1.5%	1.6%	1.6%	1.2%	0.6%	0.6%
ADMISSIONS REVENUES
North America admissions rev.
Total admissions rev.	747,958	823,249	1,133,476	1,125,921	1,170,890	1,199,973	1,256,792	1,340,586	1,369,762	1,425,705	1,486,035	1,550,010	1,600,713
Admsn revs / screen	282.8	316.7	345.6	345.0	353.8	360.7	372.5	386.3	401.5	416.9	431.0	443.1	455.5
Average ticket price	5.30	5.63	6.13	6.47	6.72	6.87	7.01	7.16	7.31	7.47	7.62	7.78	7.95
% chg	7.8%	6.2%	9.0%	5.6%	3.9%	2.2%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
International admissions rev.
Total admissions rev.	62,561	74,791	78,728	93,472	95,147	97,050	98,991	102,912	102,990	105,050	107,151	109,294	111,480
Admsn revs / screen	360.1	402.1	361.1	404.2	399.8	407.8	415.9	424.2	432.7	441.4	450.2	459.2	468.4
Average ticket price	6.30	6.28	6.32	7.21	7.12	7.26	7.40	7.55	7.70	7.86	8.01	8.17	8.34
% chg	-1.8%	-0.2%	0.6%	14.0%	-1.3%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Total admissions revs.	810,519	898,040	1,212,204	1,219,393	1,266,036	1,297,022	1,355,783	1,443,499	1,472,752	1,530,755	1,593,186	1,659,304	1,712,192
Admsn revs / screen	287.5	322.4	346.6	348.9	356.9	363.8	375.4	388.8	403.5	418.5	432.3	444.1	456.3
Average ticket price	5.37	5.68	6.14	6.52	6.75	6.90	7.04	7.18	7.34	7.49	7.65	7.81	7.97
% chg	7.5%	5.8%	8.2%	6.2%	3.5%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
CONCESSIONS REVENUES
North America concessions rev.
Total concessions rev.	320,866	341,227	448,896	434,025	448,033	458,809	479,939	511,541	522,561	543,811	566,734	590,958	610,217
Concession rev. per scr.	121.3	131.3	136.9	133.0	135.4	137.9	142.3	147.4	153.2	159.0	164.4	168.9	173.6
Concessions per head	2.27	2.33	2.43	2.49	2.57	2.63	2.68	2.73	2.79	2.85	2.91	2.97	3.03
% chg	3.3%	2.6%	4.1%	2.7%	3.1%	2.1%	2.0%	2.0%	2.1%	2.1%	2.1%	2.1%	2.1%
International concessions rev.
Total concessions rev.	13,206	16,880	19,682	22,965	23,867	24,345	24,832	25,815	25,835	26,351	26,878	27,416	27,964
Concession rev. per scr.	76.0	90.8	90.3	99.3	100.3	102.3	104.3	106.4	108.5	110.7	112.9	115.2	117.5
Concessions per head	1.33	1.42	1.58	1.77	1.79	1.82	1.86	1.89	1.93	1.97	2.01	2.05	2.09
% chg	-0.3%	6.7%	11.5%	12.1%	0.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Total concessions rev.	334,072	358,107	468,578	456,990	471,900	483,154	504,770	537,356	548,395	570,163	593,612	618,374	638,181
Conc. Revs / screen	118.5	128.6	134.0	130.8	133.0	135.5	139.8	144.7	150.2	155.9	161.1	165.5	170.1
Concessions per head	2.21	2.26	2.37	2.44	2.52	2.57	2.62	2.67	2.73	2.79	2.85	2.91	2.97
% chg	2.5%	2.3%	4.9%	2.9%	3.0%	2.1%	2.0%	2.1%	2.2%	2.2%	2.1%	2.1%	2.1%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—OTHER REVENUES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 3/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
OTHER THEATRE REVENUES
North America total other revenue
Total other rev	24,736	37,967	45,771	49,242	53,116	54,677	56,864	59,338	59,431	60,655	62,133	63,882	67,335
Total other rev per head	0.175	0.259	0.248	0.283	0.305	0.313	0.317	0.317	0.317	0.318	0.319	0.321	0.334
International total other revenue
Total other rev.	2,346	2,005	2,829	4,741	4,563	4,523	4,523	4,610	4,523	4,523	4,523	4,523	4,523
Total other rev per head	0.236	0.168	0.227	0.366	0.341	0.338	0.338	0.338	0.338	0.338	0.338	0.338	0.338
Total other revenue	27,082	39,972	48,600	53,983	57,679	59,200	61,387	63,948	63,954	65,178	66,656	68,405	71,858
Total other revenue per head	0.18	0.25	0.25	0.29	0.31	0.31	0.32	0.32	0.32	0.32	0.32	0.32	0.33
OTHER REVENUES
NCN	42,920	40,960	54,915	51,946	52,294	56,206	58,338	61,255	64,318	67,534	70,910	74,456	78,178
Internet	152	187	168	57	43	150	150	150	150	150	150	150	150
Midland	385	621	610	451	508	350	350	350	350	350	350	350	350
Total other revenues	43,457	41,768	55,693	52,454	52,845	56,706	58,838	61,755	64,818	68,034	71,410	74,956	78,678

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—EXPENSES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
FILM EXHIBITION COSTS
North America
Film exhibition cost %	53.4%	54.2%	54.7%	53.2%	53.0%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%
Total film exhibition cost	399,467	445,965	619,948	599,526	620,258	636,143	666,341	710,834	726,616	756,601	788,886	823,063	850,283
International film exhibition cost
Film exhibition cost %	52.1%	53.3%	52.1%	53.1%	53.0%	53.0%	53.0%	53.0%	53.0%	53.0%	53.0%	53.0%	53.0%
Total film exhibition cost	32,608	39,834	41,033	49,634	50,384	51,392	52,420	54,497	54,538	55,628	56,741	57,876	59,033
Total film exhibition cost	432,075	485,799	660,981	649,160	670,643	687,536	718,761	765,330	781,154	812,230	845,627	880,939	909,317
Total film exhibition cost %	53.3%	54.1%	54.5%	53.2%	53.0%	53.0%	53.0%	53.0%	53.0%	53.1%	53.1%	53.1%	53.1%
CONCESSION COSTS
North America concession cost
Concession cost %	13.2%	11.0%	11.0%	10.6%	10.6%	10.6%	10.6%	10.7%	10.6%	10.6%	10.6%	10.6%	10.6%
Total concession cost	42,309	37,425	49,496	46,064	47,603	48,675	50,987	54,506	55,652	57,877	60,250	62,715	64,683
International concession cost
Concession cost %	31.1%	28.3%	27.5%	22.1%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%	22.4%
Total concession cost	4,105	4,776	5,416	5,068	5,337	5,443	5,552	5,772	5,777	5,892	6,010	6,130	6,253
Total concession cost	46,414	42,201	54,912	51,132	52,940	54,118	56,539	60,278	61,428	63,769	66,260	68,845	70,936
Concession cost %	13.9%	11.8%	11.7%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.2%	11.1%	11.1%
THEATRE OPERATING EXPENSE
North America variable OE
Variable OE per head	1.13	1.21	1.28	1.26	1.24	1.26	1.28	1.31	1.33	1.35	1.37	1.39	1.41
Total variable OE	158,928	176,911	237,489	219,336	216,015	220,055	229,924	245,413	248,994	257,423	266,852	277,192	284,711
International variable OE
Variable OE per head	1.43	1.14	1.29	1.37	1.39	1.42	1.44	1.47	1.50	1.53	1.56	1.60	1.63
Total variable OE	14,195	13,557	16,026	17,776	18,564	18,936	19,314	20,080	20,095	20,497	20,907	21,325	21,751
Total variable OE	173,123	190,468	253,515	237,112	234,579	238,991	249,238	265,493	269,088	277,919	287,758	298,517	306,462
Variable OE per head	1.15	1.20	1.28	1.27	1.25	1.27	1.29	1.32	1.34	1.36	1.38	1.40	1.43
North America fixed OE
Fixed OE / screen	41.0	46.1	47.5	47.2	48.7	50.6	51.8	53.1	54.4	55.7	57.0	58.3	59.6
Total fixed OE	108,560	119,791	158,839	153,928	160,991	168,283	174,887	184,363	185,606	190,501	196,496	203,783	209,526
International fixed OE
Fixed OE / screen	48.3	41.7	41.2	44.5	49.4	50.4	51.4	52.4	53.5	54.5	55.6	56.7	57.9
Total fixed OE	8,399	7,750	9,145	10,298	11,757	11,992	12,232	12,715	12,725	12,979	13,239	13,503	13,774
Total fixed OE	116,959	127,541	167,984	164,226	172,749	180,276	187,119	197,078	198,331	203,480	209,734	217,287	223,299
Fixed OE / screen	41.5	45.8	47.1	47.0	48.7	50.6	51.8	53.1	54.3	55.6	56.9	58.2	59.5
North America theatre services
Theatre svcs % of theatre rev	0.95%	0.87%	0.92%	1.07%	1.04%	1.02%	0.99%	0.94%	0.93%	0.91%	0.88%	0.85%	0.83%
Total theatre services	10,906	11,037	15,511	17,215	17,785	17,747	18,065	18,424	18,612	18,814	19,009	19,194	19,372
International theatre services
Theatre svcs % of theatre rev	—	—	—	—	—	—	—	—	—	—	—	—	—
Total theatre services	385	252	1,595	1,895	1,022	1,041	1,062	1,103	1,103	1,124	1,146	1,168	1,191
Total theatre services	11,291	11,289	17,106	19,110	18,807	18,789	19,126	19,527	19,715	19,939	20,155	20,363	20,563
Theatre svcs % of theatre rev	0.96%	0.87%	0.99%	1.10%	1.05%	1.02%	1.00%	0.95%	0.95%	0.92%	0.89%	0.87%	0.85%
Acquisition Synergies			—	—	—	—	—	—	—	—	—	—	—
Total theatre oper expense
North America	278,394	307,739	411,839	390,479	394,791	406,085	422,875	448,200	453,212	466,738	482,356	500,170	513,609
International	22,979	21,559	26,766	29,969	31,344	31,970	32,608	33,897	33,922	34,600	35,291	35,996	36,716

Total	301,373	329,298	438,605	420,448	426,135	438,055	455,484	482,098	487,134	501,338	517,647	536,166	550,324
% of theatre revenues	25.7%	25.4%	25.4%	24.3%	23.7%	23.8%	23.7%	23.6%	23.4%	23.1%	23.0%	22.9%	22.7%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS—EXPENSES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
RENT
North America rent
Cash rent	209,717	214,730	279,872	287,931	299,806	304,409	315,218	324,777	332,685	340,814	350,726	362,925	372,449
Deferred rent	5,778	4,870	(1,515)	(1,667)	(1,739)	(889)	(714)	(543)	(146)	1,226	2,524	2,499	2,694
Cap lease contra	(11,186)	(10,767)	(10,100)	(8,294)	(7,812)	(7,712)	(7,553)	(7,153)	(6,753)	(6,353)	(6,153)	(5,853)	(5,553)
Rent	204,309	208,833	268,257	277,970	290,255	295,808	306,951	317,081	325,787	335,687	347,097	359,571	369,590
Rent / screen	77.2	80.3	80.2	85.2	87.7	88.9	91.0	93.1	95.5	98.2	100.7	102.8	105.2
International rent
Cash rent	22,843	24,081	31,224	35,477	36,851	37,588	38,340	39,106	39,888	40,686	41,500	42,330	43,177
Deferred rent	1,777	1,445	1,465	3,245	2,116	2,071	1,475	1,335	1,258	1,176	1,091	501	443
Cap lease contra	—	—	(1,013)	(2,283)	(2,160)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)	(1,941)
Rent	24,620	25,526	31,676	36,439	36,807	37,718	37,873	38,501	39,205	39,921	40,650	40,890	41,679
Rent / screen	141.7	137.2	142.6	157.6	154.7	158.5	159.1	161.8	164.7	167.7	170.8	171.8	175.1
Total rent
Cash rent	232,560	238,811	311,096	323,408	336,657	341,997	353,557	363,884	372,574	381,500	392,226	405,255	415,626
Deferred rent	7,555	6,315	(50)	1,578	377	1,182	761	792	1,112	2,402	3,614	3,000	3,138
Cap lease contra	(11,186)	(10,767)	(11,113)	(10,577)	(9,972)	(9,653)	(9,494)	(9,094)	(8,694)	(8,294)	(8,094)	(7,794)	(7,494)
Rent	228,929	234,359	299,933	314,409	327,062	333,526	344,824	355,581	364,992	375,608	387,747	400,461	411,269
Rent / screen	81.2	84.1	84.1	90.0	92.2	93.6	95.5	97.6	100.0	102.7	105.2	107.2	109.6
Rent % of theatre rev	19.5%	18.1%	17.3%	18.2%	18.2%	18.1%	17.9%	17.4%	17.5%	17.3%	17.2%	17.1%	17.0%
OTHER EXPENSE
NCN	40,279	43,081	50,651	45,341	43,868	39,894	41,129	43,185	45,345	47,612	49,993	52,492	55,117
Centertainment	—	—	—	—	—	—	—	—	—	—	—	—	—
PLD	1,543	270	12	—	—	—	—	—	—	—	—	—	—
Midland	750	809	785	769	832	700	700	700	700	700	700	700	700
Internet expense	—	695	882	605	904	800	800	800	800	800	800	800	800
Real estate holding costs	38	409	114	138	226	300	300	300	300	300	300	300	300
Total other expense	42,610	45,264	52,444	46,853	45,829	41,694	42,929	44,985	47,145	49,412	51,793	54,292	56,917
PREOPENING EXPENSE
North America preopening exp.
Preopening exp. / screen	32.7	24.6	32.4	28.6	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
Total preopening exp.	2,648	2,754	2,429	2,922	1,320	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
International preopening exp.
Preopening exp. / screen	19.3	47.3	39.9	78.0	—	—	—	—	—	—	—	—	—
Total preopening exp.	655	1,609	798	936	—	—	—	—	—	—	—	—	—
Total preopening expense	3,303	4,363	3,227	3,858	1,320	3,480	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Preopening exp. / screen	28.7	29.9	34.0	33.8	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0	30.0
THEATRE CLOSURE EXPENSE
North America theatre closure	24,169	2,124	1,687	4,068	2,341	1,000	—	—	—	—	—	—	—
International theatre closure	—	—	3,729	—	—	—	—	—	—	—	—	—	—
Total theatre closure expense	24,169	2,124	5,416	4,068	2,341	1,000	—	—	—	—	—	—	—
Cash theatre closure	18,894	10,740	7,080	4,000	6,000	5,400	3,700	5,000	3,000	2,000	—	—	—
GENERAL AND ADMINISTRATIVE
Recurring G&A expense	32,441	37,338	46,843	53,440	50,851	51,868	52,905	53,963	55,043	56,144	57,266	58,412	59,580
Stock-based comp	—	442	2,011	8,727	8,512	8,467	8,467	8,467	—	—	—	—	—
Special exec. comp.	—	—	19,250	—	—	—	—	—	—	—	—	—	—
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—

Total G&A expenses	32,441	37,780	68,104	62,167	59,363	60,335	61,372	62,430	55,043	56,144	57,266	58,412	59,580

AMC ENTERTAINMENT INC.
OTHER BALANCE SHEET CHANGES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Accounts receivable
Accounts receivable	13,498	20,533	24,917	29,559	38,318	39,305	41,061	43,668	44,567	46,312	48,193	50,187	51,843
Acquisition	—	—	—	—	—	—	—	—	—	—
% of total revs	1.1%	1.5%	1.4%	1.7%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%
Other current assets
Other current assets	30,381	34,372	34,939	46,897	48,624	49,876	52,104	55,413	56,554	58,769	61,155	63,685	65,786
Includes def income tax	14,694	14,044	15,793	13,500	13,500	13,000	13,000	13,000	13,000	13,000	13,000	13,000	13,000
Includes acquisition	—	—	12,828	94	—	—	—	—	—	—	—	—	—
% of total revs	2.5%	2.6%	2.0%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%	2.6%
Other long-term assets
BOY def inc tax	81,955	135,491	127,115	171,152	164,423	159,323	159,023	161,023	163,123	161,923	161,523	165,023	166,323
Deferred tax asset chg.	53,536	(8,376)	8,337	(6,729)	(5,100)	(300)	2,000	2,100	(1,200)	(400)	3,500	1,300	(2,500)
Acquisition	—	—	35,700	—	—	—	—	—	—	—	—	—	—

EOY def inc tax	135,491	127,115	171,152	164,423	159,323	159,023	161,023	163,123	161,923	161,523	165,023	166,323	163,823
BOY Deferred financing charges	—	—	—	12,987	14,190	12,440	10,690	8,940	7,190	5,440	3,690	1,940	190
Additions	—	—	—	6,907	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	1,287	1,750	1,750	1,750	1,750	1,750	1,750	1,750	1,750	1,750
Retirement	—	—	—	4,417	—	—	—	—	—	—	—	—	—

EOY Deferred financing charges	—	—	12,987	14,190	12,440	10,690	8,940	7,190	5,440	3,690	1,940	190	(1,560)
Other	53,235	48,254	37,659	39,474	38,535	39,528	41,294	43,916	44,820	46,576	48,467	50,472	52,137
Acquisition	—	—	7,738	84	—	—	—	—	—	—	—	—	—
% total revs	4.4%	3.6%	2.1%	2.2%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%	2.1%

Total other long-term assets	188,726	175,369	221,798	218,087	210,298	209,241	211,257	214,229	212,183	211,789	215,430	216,985	214,400
Constr. advances / payables
Refundable constr. adv.	733	3,662	2,628	8,867	1,855	1,025	500	600	600	500	500	400	—
% ending CIP	1.2%	10.0%	3.8%	45.9%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
Construction payables	8,713	14,977	14,449	10,142	7,422	4,098	2,000	2,400	2,400	2,000	2,000	1,600	—
% ending CIP	14.8%	40.7%	20.7%	52.5%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Accounts pay / other Acc.
Accounts payable	92,276	96,016	101,820	96,478	110,546	113,394	118,459	125,981	128,574	133,610	139,036	144,788	149,565
Includes acquisition	—	—	11,308	—	—	—	—	—	—	—	—	—	—
% of total revs	7.6%	7.2%	5.7%	5.4%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%
Other acc liab.	138,193	136,196	179,393	189,214	191,511	196,445	205,220	218,251	222,743	231,468	240,869	250,833	259,108
Includes acquisition	—	—	20,805	—	—	—	—	—	—	—	—	—	—
% of total revs	11.4%	10.2%	10.0%	10.6%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%	10.4%
Other long-term liabilities
BOY deferred rent	35,549	44,060	52,988	111,657	111,542	111,919	113,101	113,862	114,654	115,766	118,168	121,782	124,783
Change	8,511	8,928	2,218	(3,596)	377	1,182	761	792	1,112	2,402	3,614	3,000	3,138
Acquisition	—	—	56,451	3,481

EOY deferred rent	44,060	52,988	111,657	111,542	111,919	113,101	113,862	114,654	115,766	118,168	121,782	124,783	127,920
BOY deferred gain	14,028	12,314	10,964	11,402	10,006	8,906	7,806	6,706	5,606	4,506	3,406	2,306	1,206
Addition	(583)	(151)	1,538	—	—	—	—	—	—	—	—	—	—
Amortization	1,131	1,199	1,100	1,396	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,100

EOY deferred gain	12,314	10,964	11,402	10,006	8,906	7,806	6,706	5,606	4,506	3,406	2,306	1,206	106
Other	59,897	56,077	53,311	59,023	55,525	56,955	59,499	63,278	64,580	67,110	69,835	72,724	75,123
Includes acquisition	—	—	690	—	—	—	—	—	—	—	—	—	—
% of total revs	4.9%	4.2%	3.0%	3.3%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%

Total other LT liab.	116,271	120,029	176,370	180,571	176,350	177,863	180,068	183,538	184,852	188,683	193,923	198,713	203,150

AMC ENTERTAINMENT INC.
CAPITAL EXPENDITURES TIMING
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Capex for current scr adds					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000
Opening scr capex / scr					289	565	302	240	250	250	250	250	250
Total constr cost / scr (3,750 sf per scr)					1,226	1,198	1,182	1,219	1,229	1,239	1,250	1,260	1,271
AMC % of const cost					23.6%	47.2%	25.6%	19.7%	20.3%	20.2%	20.0%	19.8%	19.7%
CAPITAL EXPENDITURES
Lease %					76.4%	52.8%	74.4%	80.3%	79.7%	79.8%	80.0%	80.2%	80.3%
AMC investment %					23.6%	47.2%	25.6%	19.7%	20.3%	20.2%	20.0%	19.8%	19.7%
Total new build cap. inv. PSF
Total land & bldg.					257	259	262	264	267	270	272	275	278
Land					83	84	85	86	87	88	89	89	90
Building & LI					173	175	177	178	180	182	184	186	187
FF&E					60	50	43	50	50	50	50	50	50
Soft costs					10	10	11	11	11	11	11	11	11

Total					327	320	315	325	328	330	333	336	339
AMC contribution PSF					77	151	81	64	67	67	67	67	67
Total land & bldg.					7	90	27	3	6	6	6	6	6
Land					—	—	—	—	—	—	—	—	—
Building & LI					7	90	27	3	6	6	6	6	6
FF&E					60	50	43	50	50	50	50	50	50
Soft costs					10	10	11	11	11	11	11	11	11

Total AMC contribution PSF					77	151	81	64	67	67	67	67	67
New / exp. screens					44	116	100	100	100	100	100	100	100
New / exp. sf (3,750 sf per scr)					165	435	375	375	375	375	375	375	375
Total new / exp build					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000
Check balance to $0					—	—	—	—	—	—	—	—	—

Total capex on scr adds					12,701	65,548	30,245	24,000	25,000	25,000	25,000	25,000	25,000

Total scr add leased assets					41,229	73,442	87,959	97,850	97,881	98,922	99,974	101,036	102,109
New Scr Capex					29,885	56,810	25,000	25,000	25,000	25,000	25,000	24,000	20,000
Maintenance					32,394	34,000	34,750	45,250	40,750	37,250	37,750	38,250	38,750
Corporate					10,951	10,850	9,500	9,500	9,500	9,500	9,500	9,500	9,500
NCN					17,667	—	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Fireproofing					9,000	4,000	2,000	—	—	—	—	—	—
ADA					7,124	6,500	6,500	—	—	—	—	—	—
Other (including capitalized interest)					(496)	(1,810)
Acquisitions					—	—	—	—	—	—	—	—	—
Total refurb. and other					76,640	53,540	54,750	56,750	52,250	48,750	49,250	49,750	50,250

Total capex					106,525	110,350	79,750	81,750	77,250	73,750	74,250	73,750	70,250

Capex by Asset Type
Land					—	—	—	—	—	—	—	—	—
Building & LI					1,101	39,271	10,179	1,269	2,229	2,189	2,149	2,108	2,066
FF&E (incl. refurb, NCN & other)					86,540	75,290	70,875	75,500	71,000	67,500	68,000	68,500	69,000
Soft costs					1,700	4,527	3,941	3,981	4,021	4,061	4,101	4,142	4,184
Average CIP					35,508	36,783	26,583	27,250	25,750	24,583	24,750	24,583	23,417
Interest rate					9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%	9.0%
Capitalized interest					3,196	3,310	2,393	2,453	2,318	2,213	2,228	2,213	2,108

Total GAAP capex (w/ cap interest)					109,721	113,660	82,143	84,203	79,568	75,963	76,478	75,963	72,358

Theatre refurb. Capex as % of theatre revenues					1.8%	1.8%	1.8%	2.2%	2.0%	1.7%	1.7%	1.6%	1.6%
Net GAAP capex / scr added					2,494	980	821	842	796	760	765	760	724
Net GAAP capex PSF					665	261	219	225	212	203	204	203	193
S/L Financing
Land					8,000	5,010	—	—	—	—	—	—	—
Building & LI					28,000	17,535	—	—	—	—	—	—	—
Soft costs					4,000	2,505	—	—	—	—	—	—	—

Total					40,000	25,050	—	—	—	—	—	—	—
Net GAAP capex PSF less REIT					423	204	219	225	212	203	204	203	193

AMC ENTERTAINMENT INC.
CAPITAL EXPENDITURES—SALE/LEASEBACK
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Sale / Leaseback Detail Theatre	SC	Total	Est. Open
Burbank 16	10,908	50,460	Q1 F'04		40,000
Columbia Mall	3,227	13,976	Q4 F'04			12,000
Firewheel Mall 20	3,100	19,831	Q3 F'06			13,050

					40,000	25,050	—	—	—	—	—	—	—

AMC ENTERTAINMENT INC.
DEPRECIATION—BUILDINGS & LI
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 03/29/01	Actual 52 wks 03/28/02	Actual 53 wks 04/03/03	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
	% Depr. 1st Year	% EITF 1st Year	% SL 1st Year
Additions to buildings & LI:
2005	50%	50%	50%		(13,449)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)	(26,899)
2006	50%	50%	50%			10,868	21,736	21,736	21,736	21,736	21,736	21,736	21,736
2007	50%	50%	50%				5,089	10,179	10,179	10,179	10,179	10,179	10,179
2008	50%	50%	50%					635	1,269	1,269	1,269	1,269	1,269
2009	50%	50%	50%						1,115	2,229	2,229	2,229	2,229
2010	50%	50%	50%							1,095	2,189	2,189	2,189
2011	50%	50%	50%								1,074	2,149	2,149
2012	50%	50%	50%									1,054	2,108
2013	50%	50%	50%										1,033
Book Depreciation—buildings & LI:
Additions:
2005					(672)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)	(1,345)
2006					—	543	1,087	1,087	1,087	1,087	1,087	1,087	1,087
2007					—	—	254	509	509	509	509	509	509
2008					—	—	—	32	63	63	63	63	63
2009					—	—	—	—	56	111	111	111	111
2010					—	—	—	—	56	111	111	111	111
2011					—	—	—	—	—	55	109	109	109
2012					—	—	—	—	—	—	54	107	107
2013					—	—	—	—	—	—	—	53	105

Total book depreciation—buildings & LI					(672)	(802)	(4)	283	426	592	700	807	860
Tax depreciation—buildings & LI:
Additions:
2005					(345)	(690)	(690)	(690)	(690)	(690)	(690)	(690)	(690)
2006					—	279	557	557	557	557	557	557	557
2007					—	—	130	261	261	261	261	261	261
2008					—	—	—	16	33	33	33	33	33
2009					—	—	—	—	29	57	57	57	57
2010					—	—	—	—	—	28	56	56	56
2011					—	—	—	—	—	—	28	55	55
2012					—	—	—	—	—	—	—	27	54
2013					—	—	—	—	—	—	—	—	26

Total tax depreciation—buildings & LI					(345)	(411)	(2)	145	190	246	302	330	330

AMC ENTERTAINMENT INC.
DEPRECIATION—FF&E
SEGMENT: CONSOLIDATED
MAY 11, 2004

		Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
	% FF&E Lease 1st Year
Additions to FF&E:
2005	50%	55,916	111,832	111,832	111,832	111,832	111,832	111,832	111,832	111,832
2006	50%		37,645	75,290	75,290	75,290	75,290	75,290	75,290	75,290
2007	50%			35,438	70,875	70,875	70,875	70,875	70,875	70,875
2008	50%				37,750	75,500	75,500	75,500	75,500	75,500
2009	50%					35,500	71,000	71,000	71,000	71,000
2010	50%						33,750	67,500	67,500	67,500
2011	50%							34,000	68,000	68,000
2012	50%								34,250	68,500
2013	50%									34,500
Book depreciation—FF&E:
Additions:
2005		7,988	15,976	15,976	15,976	15,976	15,976	15,976	7,988	—
2006		—	5,378	10,756	10,756	10,756	10,756	10,756	10,756	5,378
2007		—	—	5,063	10,125	10,125	10,125	10,125	10,125	10,125
2008		—	—	—	5,393	10,786	10,786	10,786	10,786	10,786
2009		—	—	—	—	5,071	10,143	10,143	10,143	10,143
2010		—	—	—	—	—	4,821	9,643	9,643	9,643
2011		—	—	—	—	—	—	4,857	9,714	9,714
2012		—	—	—	—	—	—	—	4,857	9,714
2013		—	—	—	—	—	—	—	—	4,857

Total book depreciation—FF&E		7,988	21,354	31,794	42,250	52,714	62,607	72,285	69,154	55,789
Tax depreciation—FF&E:
Additions:
2005		7,988	15,976	15,976	15,976	15,976	15,976	15,976	7,988	—
2006		—	5,378	10,756	10,756	10,756	10,756	10,756	10,756	5,378
2007		—	—	5,063	10,125	10,125	10,125	10,125	10,125	10,125
2008		—	—	—	5,393	10,786	10,786	10,786	10,786	10,786
2009		—	—	—	—	5,071	10,143	10,143	10,143	10,143
2010		—	—	—	—	—	4,821	9,643	9,643	9,643
2011		—	—	—	—	—	—	4,857	9,714	9,714
2012		—	—	—	—	—	—	—	4,857	9,714
2013		—	—	—	—	—	—	—	—	4,857

Total tax depreciation—FF&E		7,988	21,354	31,794	42,250	52,714	62,607	72,285	74,012	70,360

AMC ENTERTAINMENT INC.
DEPRECIATION—SOFT COSTS
SEGMENT: CONSOLIDATED
MAY 11, 2004

			Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
	% Depr. 1st year	% SL 1st year
Additions to soft costs:
2005	50%	50%	(1,150)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)	(2,300)
2006	50%	50%		1,011	2,022	2,022	2,022	2,022	2,022	2,022	2,022
2007	50%	50%			1,971	3,941	3,941	3,941	3,941	3,941	3,941
2008	50%	50%				1,990	3,981	3,981	3,981	3,981	3,981
2009	50%	50%					2,010	4,021	4,021	4,021	4,021
2010	50%	50%						2,030	4,061	4,061	4,061
2011	50%	50%							2,051	4,101	4,101
2012	50%	50%								2,071	4,142
2013	50%	50%									2,092
Book depreciation—soft costs:
Additions:
2005			(58)	(115)	(115)	(115)	(115)	(115)	(115)	(115)	(115)
2006			—	51	101	101	101	101	101	101	101
2007			—	—	99	197	197	197	197	197	197
2008			—	—	—	100	199	199	199	199	199
2009			—	—	—	—	101	201	201	201	201
2010			—	—	—	—	—	102	203	203	203
2011			—	—	—	—	—	—	103	205	205
2012			—	—	—	—	—	—	—	104	207
2013			—	—	—	—	—	—	—	—	105

Total book depreciation—soft costs			(58)	(64)	85	283	483	685	889	1,095	1,303
Tax depreciation—soft costs:
Additions:
2005			(29)	(59)	(59)	(59)	(59)	(59)	(59)	(59)	(59)
2006			—	26	52	52	52	52	52	52	52
2007			—	—	51	101	101	101	101	101	101
2008			—	—	—	51	102	102	102	102	102
2009			—	—	—	—	52	103	103	103	103
2010			—	—	—	—	—	52	104	104	104
2011			—	—	—	—	—	—	53	105	105
2012			—	—	—	—	—	—	—	53	106
2013			—	—	—	—	—	—	—	—	54

Total tax depreciation—soft costs			(29)	(33)	43	145	248	351	456	508	508

AMC ENTERTAINMENT INC.
DEPRECIATION SUMMARY
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Book depreciation:
Depreciation expense—US—3/04 Assets	101,018	81,393	73,818	61,106	49,767	40,118	36,106	32,496	29,246
Depreciation expense—Intl—3/04 Assets	12,056	11,647	10,711	10,299	8,883	6,016	5,414	4,873	4,386
Acquisition	—	—	—	—	—	—	—	—	—
Other	(342)	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
New Capex depreciation	7,258	20,488	31,875	42,815	53,622	63,883	73,874	71,056	57,951

Total Book depreciation	119,990	117,528	120,404	118,220	116,272	114,017	119,395	112,425	95,583
Tax Depreciation:
Depreciation expense—US—3/04 Assets	101,018	81,393	73,818	61,106	49,767	40,118	36,106	32,496	29,246
Depreciation expense—Intl—3/04 Assets	12,056	11,647	10,711	10,299	8,883	6,016	5,414	4,873	4,386
Acquisition	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—
New Capex depreciation	7,614	20,910	31,836	42,539	53,151	63,204	73,043	74,849	71,198

Total Tax depreciation	120,688	113,950	116,365	113,944	111,801	109,338	114,564	112,218	104,830

AMC ENTERTAINMENT INC.
INCOME TAXES
SEGMENT: CONSOLIDATED
MAY 11, 2004

	Actual 52 wks 04/01/04	Proj. 52 wks 03/31/05	Proj. 52 wks 03/30/06	Proj. 52 wks 03/29/07	Proj. 53 wks 04/03/08	Proj. 52 wks 04/02/09	Proj. 52 wks 04/01/10	Proj. 52 wks 03/31/11	Proj. 52 wks 03/29/12	Proj. 52 wks 03/28/13
Calculation of book taxes:
Earnings before income taxes	9,999	75,947	94,230	114,040	153,046	172,519	197,991	216,010	268,629	322,311
Permanent differences	5,372	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000

Taxable book earnings	15,371	80,947	99,230	119,040	158,046	177,519	202,991	221,010	273,629	327,311
Tax rate
Federal	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
State (effective)	6.1%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%

	41.1%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%

Book income taxes	6,300	33,200	40,700	48,800	64,800	72,800	83,200	90,600	112,200	134,200

Effective tax rate	63.0%	43.7%	43.2%	42.8%	42.3%	42.2%	42.0%	41.9%	41.8%	41.6%
Calculation of cash income taxes
EBITDA	225,505	271,339	284,805	306,336	341,321	350,023	372,630	395,523	418,924	439,566
Permanent differences	5,372	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Deferred rent	1,578	377	1,182	761	792	1,112	2,402	3,614	3,000	3,138
Tax depreciation	—	(120,688)	(113,950)	(116,365)	(113,944)	(111,801)	(109,338)	(114,564)	(112,218)	(104,830)
Interest expense	(77,717)	(70,690)	(69,180)	(69,225)	(68,689)	(68,232)	(67,822)	(67,218)	(45,170)	(29,072)
Investment income	2,841	3,800	4,600	5,800	7,100	7,000	7,200	7,100	7,300	7,400
Extraordinary item	—	—	—	—	—	—	—	—	—	—
Subsidiary taxable net income	—
Equity in earnings of unconsol. subs.	2,223	—	—	—	—	—	—	—	—	—

Taxable income	159,802	89,139	112,457	132,307	171,580	183,102	210,072	229,456	276,836	321,202
New NOLs
BOP	29,390	17,390	5,390	—	—	—	—	—	—	—
Created	—	—	—	—	—	—	—	—	—	—
Used (max $12.0M per year)	12,000	12,000	5,390	—	—	—	—	—	—	—

EOP	17,390	5,390	—	—	—	—	—	—	—	—

Taxable income after new NOLs	147,802	77,139	107,067	132,307	171,580	183,102	210,072	229,456	276,836	321,202
Old NOLs
BOP	59,213	50,713	42,213	33,713	25,213	16,713	8,213	—	—	—
Used (max.$8.5M per year)	8,500	8,500	8,500	8,500	8,500	8,500	8,213	—	—	—

EOP	50,713	42,213	33,713	25,213	16,713	8,213	—	—	—	—

Net taxable income	139,302	68,639	98,567	123,807	163,080	174,602	201,859	229,456	276,836	321,202
Cash income taxes @ statutory rates	(2,922)	28,100	40,400	50,800	66,900	71,600	82,800	94,100	113,500	131,700

Deferred income taxes	9,222	5,100	300	(2,000)	(2,100)	1,200	400	(3,500)	(1,300)	2,500

AMC ENTERTAINMENT INC.
ANALYTICALS
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Total theatres	232	240	-3.3%	233	233	0.0%	234	235	-0.4%	231	232	-0.4%	231	232	-0.4%
Screens added	—	34	-100.0%	16	—		28	110	-74.5%	—	18	-100.0%	44	162	-72.8
Screens disposed	—	14	-100.0%	—	45	-100.0%	6	38	-84.2%	21	37	-43.2%	27	134	-79.9%
Total screens	3,544	3,544	0.0%	3,560	3,499	1.7%	3,582	3,563	0.5%	3,561	3,544	0.5%	3,561	3,544	0.5%
Managed screens	15	23	-34.8%	15	23	-34.8%	15	15	0.0%	15	15	0.0%	15	15	0.0%
Average screens	3,529	3,485	1.3%	3,545	3,476	2.0%	3,559	3,480	2.3%	3,555	3,537	0.5%	3,547	3,495	1.5%
Total seats (000's)		730	-100.0%		710	-100.0%		726	-100.0%		720	-100.0%	—	720	-100.0%
Attendance (000's)	53,812	50,005	7.6%	46,985	46,440	1.2%	45,130	48,920	-7.7%	41,631	41,625	0.0%	187,558	186,990	0.3%
Attendance / screen (annlzd 000's)	61.0	57.4	6.3%	53.0	53.4	-0.8%	50.7	56.2	-9.8%	46.8	47.1	-0.5%	52.9	53.5	-1.2%
Average ticket price	6.61	6.42	2.9%	6.75	6.46	4.6%	6.79	6.58	3.2%	6.88	6.64	3.6%	6.75	6.52	3.5%
Concession per head	2.56	2.49	2.9%	2.55	2.41	5.5%	2.52	2.45	2.8%	2.43	2.42	0.1%	2.52	2.44	3.0%
Other theatre revs per head	0.23	0.25	-7.0%	0.28	0.27	2.8%	0.39	0.30	28.8%	0.35	0.34	2.8%	0.31	0.29	6.5%
Total theatre revs per head	9.40	9.16	2.6%	9.58	9.14	4.8%	9.70	9.33	4.0%	9.66	9.41	2.7%	9.57	9.25	3.5%
Film exhibition costs %	55.5%	55.4%	6	53.6%	54.0%	(37)	52.1%	53.1%	(92)	50.0%	50.1%	(6)	53.0%	53.2%	(26)
Concession costs %	11.0%	11.5%	(52)	11.3%	11.1%	16	11.3%	11.0%	31	11.3%	11.1%	25	11.2%	11.2%	3
Variable OE per patron	1.15	1.23	-6.7%	1.25	1.23	1.6%	1.29	1.22	5.6%	1.34	1.41	-4.8%	1.25	1.27	-1.4%
Fixed OE per avg. screen (annlzd 000's)	48.4	47.2	2.5%	51.3	48.2	6.6%	47.8	46.7	2.3%	47.3	45.9	3.0%	48.7	47.0	3.6%
Theatre services % total revs	0.9%	1.1%	(18)	1.0%	1.1%	(11)	1.1%	0.9%	14	1.1%	1.2%	(6)	1.0%	1.1%	(5)
Rent per avg. screen (annlzd 000's)	92.3	89.7	2.9%	92.3	89.9	2.7%	92.3	90.4	2.1%	92.0	89.9	2.3%	92.2	90.0	2.5%
NCN expense % NCN revenue	98.5%	86.8%	1,172	84.4%	82.4%	203	75.5%	82.3%	(677)	80.1%	100.3%	(2,018)	83.9%	87.3%	(340)
Midland expense % Midland revenue	163.8%	346.2%	(18,237)	163.8%	342.6%	(17,881)	163.8%	160.1%	363	163.8%	88.4%	7,537	163.8%	170.5%	(673)
Recurring G&A % total revenues	2.7%	2.5%	22	2.5%	2.7%	(11)	2.8%	3.5%	(68)	2.9%	3.4%	(42)	2.8%	3.0%	(25)
Preopening exp per screen added	—	30.6	-100.0%	—	—		30.7	28.0	9.8%	—	38.5	-100.0%	30.0	33.8	-11.4%
NCN EBITDA	175	1,832	-90.4%	1,865	2,132	-12.5%	3,877	2,670	45.2%	2,509	(29)	-8751.7%	8,426	6,505	27.6%
Midland EBITDA	(81)	(128)	-36.7%	(81)	(131)	-38.2%	(81)	(83)	-2.4%	(81)	24	-437.5%	(324)	(318)	1.9%
Adj. EBITDA %	17.1%	14.7%	235	14.1%	13.3%	81	15.0%	15.9%	(88)	12.8%	11.1%	169	14.9%	13.9%	100
D&A %	5.9%	6.0%	(14)	6.5%	6.6%	(10)	6.6%	6.9%	(26)	7.1%	8.7%	(158)	6.5%	7.0%	(50)
NIE %	3.2%	3.7%	(51)	3.6%	4.2%	(62)	3.7%	3.9%	(20)	4.0%	5.1%	(103)	3.6%	4.2%	(58)
EBT %—Continuing Operations	7.4%	4.5%	291	3.6%	2.4%	117	4.0%	4.3%	(34)	0.7%	-10.5%	1,117	4.1%	0.6%	355
Tax rate—Continiuing Operations	43.8%	43.3%	50	43.6%	44.1%	(54)	43.5%	39.1%	444	44.3%	36.8%	751	43.7%	63.0%	(1,929)
Net earnings %	2.8%	0.9%	199	0.8%	-0.9%	172	1.0%	0.1%	87	-1.0%	-9.5%	846	1.0%	-2.1%	312
ATCF %	10.5%	8.6%	189	9.0%	8.1%	89	9.3%	9.5%	(13)	8.0%	5.4%	263	9.3%	8.0%	130

AMC ENTERTAINMENT INC.
INCOME STATEMENT
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Revenues
Admissions	355,740	321,163	10.8%	317,253	299,853	5.8%	306,460	321,783	-4.8%	286,583	276,594	3.6%	1,266,035	1,219,393	3.8%
Concessions	137,605	124,297	10.7%	119,694	112,086	6.8%	113,625	119,776	-5.1%	100,976	100,831	0.1%	471,900	456,990	3.3%
Other theatre	12,430	12,418	0.1%	13,067	12,564	4.0%	17,627	14,839	18.8%	14,556	14,162	2.8%	57,679	53,983	6.8%
NCN & other	12,034	13,971	-13.9%	12,111	12,144	-0.3%	15,961	15,204	5.0%	12,739	11,135	14.4%	52,845	52,454	0.7%

Total Revenues	517,809	471,849	9.7%	462,125	436,647	5.8%	453,673	471,602	-3.8%	414,853	402,722	3.0%	1,848,461	1,782,820	3.7%
Costs and Expenses
Film exhibition costs	197,347	177,960	10.9%	170,199	161,988	5.1%	159,780	170,727	-6.4%	143,317	138,485	3.5%	670,643	649,160	3.3%
Concession costs	15,156	14,334	5.7%	13,516	12,476	8.3%	12,819	13,138	-2.4%	11,450	11,184	2.4%	52,940	51,132	3.5%
Theatre operating expense	109,159	107,795	1.3%	108,922	103,898	4.8%	105,574	104,795	0.7%	102,482	103,960	-1.4%	426,135	420,448	1.4%
Rent	81,411	78,151	4.2%	81,807	78,113	4.7%	82,099	78,640	4.4%	81,745	79,505	2.8%	327,062	314,409	4.0%
NCN & other	12,219	12,321	-0.8%	10,591	10,387	2.0%	12,448	12,803	-2.8%	10,570	11,342	-6.8%	45,829	46,853	-2.2%
General and administrative:
Stock-based compensation	2,128	293	626.3%	2,128	876	142.9%	2,128	533	299.2%	2,128	7,025	-69.7%	8,512	8,727	-2.5%
Other	14,101	11,823	19.3%	11,738	11,580	1.4%	12,814	16,511	-22.4%	12,198	13,526	-9.8%	50,851	53,440	-4.8%
Preopening expense	460	1,042	-55.9%	—	389	-100.0%	860	1,734	-50.4%	—	693	-100.0%	1,320	3,858	-65.8%
Theatre & other closure expense	5	618	-99.2%	—	1,116	-100.0%	269	2,078	-87.1%	2,067	256	707.4%	2,341	4,068	-42.5%
Depreciation and amortization	30,532	28,462	7.3%	29,974	28,752	4.3%	30,016	32,405	-7.4%	29,468	34,953	-15.7%	119,990	124,572	-3.7%
Impairment of long-lived assets	—	—		—	—		—	—		—	9,554	-100.0%	—	9,554	-100.0%
Disposition of assets	—	—		—	(1,956)	-100.0%	—	(525)	-100.0%	—	258	-100.0%	—	(2,223)	-100.0%

Total Costs and Expenses	462,517	432,799	6.9%	428,875	407,619	5.2%	418,807	432,839	-3.2%	395,424	410,741	-3.7%	1,705,623	1,683,998	1.3%

Other Expense (Income)
Other expense (income)	—	—		—	—		—	—		—	13,947	-100.0%	—	13,947	-100.0%
Interest expense
Corporate borrowings	15,188	15,494	-2.0%	15,188	16,435	-7.6%	15,188	16,253	-6.6%	15,188	18,781	-19.1%	60,750	66,963	-9.3%
Cap & fin lease oblig & other	2,485	2,805	-11.4%	2,485	2,705	-8.1%	2,485	2,512	-1.1%	2,485	2,732	-9.0%	9,940	10,754	-7.5%
Investment (income) loss	(950)	(651)	45.9%	(950)	(611)	55.5%	(950)	(461)	106.1%	(950)	(1,118)	-15.0%	(3,800)	(2,841)	33.8%

Total other expense (income)	16,723	17,648	-5.2%	16,723	18,529	-9.7%	16,723	18,304	-8.6%	16,723	34,342	-51.3%	66,890	88,823	-24.7%

Earnings from Cont. Ops Before Income Tax (EBT)	38,569	21,402	80.2%	16,528	10,499	57.4%	18,144	20,459	-11.3%	2,706	(42,361)	-106.4%	75,947	9,999	659.5%
Income Tax Provision	16,900	9,270	82.3%	7,200	4,630	55.5%	7,900	8,000	-1.3%	1,200	(15,600)	-107.7%	33,200	6,300	427.0%

Net Earnings from Cont. Ops	21,669	12,132	78.6%	9,328	5,869	58.9%	10,244	12,459	-17.8%	1,506	(26,761)	-105.6%	42,747	3,699	1055.6%
Earnings from Disc. Ops, net of tax	—	(330)	-100.0%	—	(260)	-100.0%	—	(741)	-100.0%	—	—		—	(1,331)	-100.0%

Net Earnings	21,669	11,802		9,328	5,609		10,244	11,718		1,506	(26,761)		42,747	2,368	1705.2%
Preferred Dividends	6,961	7,791	-10.7%	5,671	9,662	-41.3%	5,672	11,074	-48.8%	5,673	11,354	-50.0%	23,977	39,881	-39.9%

Net to Common	14,708	4,011	266.7%	3,657	(4,053)	-190.2%	4,572	644	609.9%	(4,167)	(38,115)	-89.1%	18,770	(37,513)	-150.0%

Diluted Average Shares	36,640	36,687	-0.1%	36,640	36,744	-0.3%	36,640	36,997	-1.0%	36,640	36,863	-0.6%	36,640	36,715	-0.2%
Diluted EPS for Cont. Ops	0.40	0.12	239.3%	0.10	(0.10)	-196.7%	0.12	0.04	233.3%	(0.11)	(1.03)	-89.0%	0.51	(0.99)	-152.0%
Diluted EPS for Disc. Ops	—	(0.01)	-100.0%	—	(0.01)	-100.0%	—	(0.02)	-100.0%	—	—		—	(0.04)	-100.0%
Diluted EPS	0.40	0.11	267.2%	0.10	(0.11)	-190.5%	0.12	0.02	616.8%	(0.11)	(1.03)	-89.0%	0.51	(1.02)	-150.1%
Adjusted EBITDA	88,417	69,465	27.3%	65,352	58,205	12.3%	68,139	74,988	-9.1%	53,092	44,720	18.7%	275,000	247,378	11.2%
Net debt	382,111	469,129	-18.5%	426,498	488,703	-12.7%	385,886	420,680	-8.3%	352,799	414,465	-14.9%
Total Shares	79,647	77,527	2.7%	79,647	78,133	1.9%	79,647	78,930	0.9%	79,647	79,647	0.0%	79,647	79,647	0.0%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-SCREENS/THEATRES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
SCREENS
Megaplex
BOP total owned	2,185	2,035	7.4%	2,185	2,069	5.6%	2,201	2,069	6.4%	2,229	2,167	2.9%	2,185	2,035	7.4%
New build / exp	—	34	-100.0%	16	—		28	50	-44.0%	—	18	-100.0%	44	102	-56.9%
Acquisitions	—	—		—	—		—	48	-100.0%	—	—		—	48	-100.0%
Dispositions	—	—		—	—		—	—		—	—		—	—	0.0%

EOP total owned	2,185	2,069	5.6%	2,201	2,069	6.4%	2,229	2,167	2.9%	2,229	2,185	2.0%	2,229	2,185	2.0%
% Qtr open
New build/exp	50.0%			100.0%			71.4%			50.0%
Acquisitions	50.0%			50.0%			50.0%			50.0%
Dispositions (close %)	50.0%			50.0%			50.0%			50.0%

Average screens	2,185	2,039	7.2%	2,201	2,069	6.4%	2,221	2,093	6.1%	2,229	2,175	2.5%	2,209	2,094	5.5%
Multiplexes
BOP total owned	946	1,062	-10.9%	946	1,048	-9.7%	946	1,003	-5.7%	940	983	-4.4%	946	1,062	-10.9%
New build / exp	—	—		—	—		—	—		—	—		—	—	0.0%
Acquisitions	—	—		—	—		—	—		—	—		—	—	0.0%
Dispositions	—	14	-100.0%	—	45	-100.0%	6	20	-70.0%	21	37	-43.2%	27	116	-76.7%

EOP total owned	946	1,048	-9.7%	946	1,003	-5.7%	940	983	-4.4%	919	946	-2.9%	919	946	-2.9%
% Qtr open
New build / exp	50.0%			50.0%			50.0%			50.0%
Acquisitions	50.0%			50.0%			50.0%			50.0%
Dispositions (close %)	50.0%			50.0%			100.0%			57.1%

Average screens	946	1,060	-10.8%	946	1,021	-7.3%	940	992	-5.2%	928	964	-3.7%	940	1,009	-6.9%
Canada
BOP total owned	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%
Net change	—	—		—	—		—	—		—	—		—	—	0.0%

EOP total owned	160	160		160	160		160	160		160	160		160	160	0.0%
% Qtr open	50.0%	0.0%		50.0%	0.0%		50.0%	0.0%		50.0%	0.0%			0.0%

Average screens	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%	160	160	0.0%

North America average screens	3,291	3,259	1.0%	3,307	3,250	1.8%	3,321	3,245	2.3%	3,317	3,299	0.5%	3,309	3,263	1.4%
International
BOP total owned	238	244	-2.5%	238	244	-2.5%	238	244	-2.5%	238	238	0.0%	238	244	-2.5%
Additions	—	—		—	—		—	12	-100.0%	—	—		—	12	-100.0%
Dispositions	—	—		—	—		—	18		—	—		—	18

EOP total owned	238	244	-2.5%	238	244	-2.5%	238	238	0.0%	238	238	0.0%	238	238	0.0%

International average screens	238	226	5.3%	238	226	5.3%	238	235	1.3%	238	238	0.0%	238	231	2.9%
TOTAL SCREENS
BOP total owned	3,529	3,501	0.8%	3,529	3,521	0.2%	3,545	3,476	2.0%	3,567	3,548	0.5%	3,529	3,501	0.8%
New build / exp	—	34	-100.0%	16	—		28	62	-54.8%	—	18	-100.0%	44	114	-61.4%
Acquisitions	—	—		—	—		—	48	-100.0%	—	—		—	48	-100.0%
Dispositions	—	14	-100.0%	—	45	-100.0%	6	38	-84.2%	21	37	-43.2%	27	134	-79.9%

Total owned screens	3,529	3,521	0.2%	3,545	3,476	2.0%	3,567	3,548	0.5%	3,546	3,529	0.5%	3,548	3,529	0.5%
Managed screens	15	23	-34.8%	15	23	-34.8%	15	15	0.0%	15	15	0.0%	15	15	0.0%

TOTAL SCREENS	3,544	3,544	0.0%	3,560	3,499	1.7%	3,582	3,563	0.5%	3,561	3,544	0.5%	3,561	3,544	0.5%

AVERAGE SCREENS (OWNED)	3,529	3,485	1.3%	3,545	3,476	2.0%	3,559	3,480	2.3%	3,555	3,537	0.5%	3,547	3,495	1.5%
THEATRES
BOP total owned	230	236	-2.5%	230	237	-3.0%	231	230	0.4%	232	233	-0.4%	230	236	-2.5%
New build	—	2	-100.0%	1	—		2	4	-50.0%	—	1	-100.0%	3	7	-57.1%
Acquisitions	—	—		—	—		—	3	-100.0%	—	—		—	3	-100.0%
Dispositions	—	1	-100.0%	—	7	-100.0%	1	4	-75.0%	3	4	-25.0%	4	16	-75.0%

EOP total owned	230	237	-3.0%	231	230	0.4%	232	233	-0.4%	229	230	-0.4%	229	230	-0.4%
EOP managed theatres	2	3	-33.3%	2	3	-33.3%	2	2	0.0%	2	2	0.0%	2	2	0.0%

TOTAL THEATRES	232	240	-3.3%	233	233	0.0%	234	235	-0.4%	231	232	-0.4%	231	232	-0.4%

SCREENS PER THEATRE	15.3	14.8	3.4%	15.3	15.0	1.7%	15.3	15.2	1.0%	15.4	15.3	0.9%	15.4	15.3	0.9%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-ATTENDANCE/REVENUES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
ATTENDANCE PER SCREEN
Megaplex	70.2	65.9	6.6%	58.7	59.7	-1.6%	56.2	63.5	-11.5%	51.4	52.2	-1.4%	59.1	60.2	-1.8%
Multiplex	48.2	46.8	2.9%	40.2	41.7	-3.6%	38.5	43.3	-11.0%	35.4	36.1	-2.0%	40.6	42.1	-3.6%
Canada	29.5	33.1	-10.8%	37.1	34.4	7.9%	32.8	36.7	-10.6%	37.5	32.7	14.8%	34.2	34.2	0.1%
International	48.1	47.4	1.6%	61.8	63.0	-2.0%	59.8	59.2	1.0%	55.0	54.6	0.7%	56.2	56.1	0.2%
TOTAL ATTENDANCE
Megaplex	38,367	33,593	14.2%	32,314	30,855	4.7%	31,203	33,229	-6.1%	28,647	28,366	1.0%	130,531	126,043	3.6%
Multiplex	11,403	12,412	-8.1%	9,510	10,648	-10.7%	9,055	10,743	-15.7%	8,211	8,703	-5.7%	38,179	42,508	-10.2%
Canada	1,179	1,322	-10.8%	1,486	1,377	7.9%	1,313	1,469	-10.6%	1,500	1,307	14.8%	5,478	5,475	0.1%
International	2,864	2,678	7.0%	3,675	3,560	3.2%	3,558	3,479	2.3%	3,272	3,249	0.7%	13,369	12,966	3.1%
TOTAL ATTENDANCE	53,812	50,005	7.6%	46,985	46,440	1.2%	45,130	48,920	-7.7%	41,631	41,625	0.0%	187,558	186,990	0.3%
ATTENDANCE PER SCREEN	61.0	57.4	6.3%	53.0	53.4	-0.8%	50.7	56.2	-9.8%	46.8	47.1	-0.5%	52.9	53.5	-1.2%
NA	61.9	58.1	6.6%	52.4	52.8	-0.7%	50.1	56.0	-10.6%	46.3	46.5	-0.6%	52.6	53.3	-1.3%
ADMISSIONS REVENUES
Average ticket price
Megaplex	6.69	6.52	2.7%	6.81	6.51	4.6%	6.89	6.63	3.9%	6.98	6.67	4.6%	6.83	6.58	3.8%
Multiplex	6.28	6.10	3.1%	6.39	6.07	5.3%	6.46	6.23	3.7%	6.55	6.23	5.0%	6.41	6.15	4.2%
Canada	6.13	6.21	-1.3%	6.24	6.21	0.5%	6.30	6.60	-4.5%	6.38	6.67	-4.3%	6.27	6.43	-2.4%
International	6.99	6.85	2.1%	7.35	7.23	1.7%	6.97	7.18	-2.9%	7.12	7.51	-5.3%	7.12	7.21	-1.3%
Total Admissions Rev.	355,740	321,163	10.8%	317,253	299,853	5.8%	306,460	321,783	-4.8%	286,583	276,594	3.6%	1,266,036	1,219,393	3.8%
Megaplex	256,817	218,934	17.3%	220,156	200,929	9.6%	214,886	220,213	-2.4%	199,953	189,220	5.7%	891,811	829,296	7.5%
Multiplex	71,663	75,679	-5.3%	60,811	64,635	-5.9%	58,489	66,883	-12.6%	53,763	54,249	-0.9%	244,725	261,446	-6.4%
Canada	7,228	8,213	-12.0%	9,269	8,549	8.4%	8,276	9,699	-14.7%	9,580	8,718	9.9%	34,354	35,179	-2.3%
International	20,033	18,337	9.2%	27,018	25,740	5.0%	24,809	24,988	-0.7%	23,287	24,407	-4.6%	95,147	93,472	1.8%
Admsn revs / screen	403.2	368.6	9.4%	358.0	345.1	3.7%	344.4	369.9	-6.9%	322.5	312.8	3.1%	366.9	348.9	2.3%
Average ticket price	6.61	6.42	2.9%	6.75	6.46	4.6%	6.79	6.58	3.2%	6.88	6.64	3.6%	6.75	6.52	3.5%
NA	6.59	6.40	3.0%	6.70	6.39	4.8%	6.78	6.53	3.7%	6.86	6.57	4.5%	6.72	6.47	3.9%
CONCESSIONS REVENUES
Concession per head
Megaplex	2.64	2.57	2.5%	2.65	2.51	5.7%	2.62	2.54	3.3%	2.52	2.51	0.5%	2.61	2.53	3.1%
Multiplex	2.53	2.48	2.0%	2.54	2.39	6.2%	2.50	2.39	4.5%	2.42	2.38	1.8%	2.50	2.41	3.6%
Canada	2.18	2.18	-0.3%	2.18	2.17	0.3%	2.15	2.28	-5.5%	2.07	2.26	-8.3%	2.14	2.22	-3.7%
International	1.78	1.60	11.4%	1.81	1.77	2.4%	1.78	1.83	-2.7%	1.77	1.85	-4.7%	1.79	1.77	0.8%
Total Concession Rev.	137,605	124,297	10.7%	119,694	112,086	6.8%	113,625	119,776	-5.1%	100,976	100,831	0.1%	471,900	456,990	3.3%
Megaplex	101,140	86,410	17.0%	85,709	77,400	10.7%	81,799	84,340	-3.0%	72,219	71,165	1.5%	340,857	319,315	6.7%
Multiplex	28,803	30,723	-6.2%	24,107	25,410	-5.1%	22,657	25,719	-11.9%	19,871	20,691	-4.0%	95,438	102,543	-6.9%
Canada	2,565	2,886	-11.1%	3,232	2,987	8.2%	2,825	3,344	-15.5%	3,106	2,950	5.3%	11,728	12,167	-3.6%
International	5,097	4,278	19.1%	6,647	6,289	5.7%	6,344	6,373	-0.5%	5,780	6,025	-4.1%	23,867	22,965	3.9%
Conc. revs / screen	156.0	142.7	9.3%	135.1	129.0	4.7%	127.7	137.7	-7.2%	113.6	114.0	-0.4%	133.0	130.8	1.7%
Concession per head	2.56	2.49	2.9%	2.55	2.41	5.5%	2.52	2.45	2.8%	2.43	2.42	0.1%	2.52	2.44	3.0%
NA	2.60	2.54	2.6%	2.61	2.47	5.8%	2.58	2.50	3.4%	2.48	2.47	0.5%	2.57	2.49	3.1%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-OTHER REVENUES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
OTHER THEATRE REVENUES
North America total other revenue
Total other rev	11,461	11,495	-0.3%	11,790	11,437	3.1%	16,423	13,565	21.1%	13,442	12,745	5.5%	53,116	49,242	7.9%
Total other rev per head	0.22	0.24	-7.4%	0.27	0.27	2.1%	0.40	0.30	32.3%	0.35	0.33	5.5%	0.30	0.28	7.8%
International total other revenue
Total other rev.	969	923	4.9%	1,277	1,127	13.3%	1,204	1,274	-5.5%	1,114	1,417	-21.4%	4,563	4,741	-3.8%
Total other rev per head	0.34	0.34	-1.9%	0.35	0.32	9.8%	0.34	0.37	-7.6%	0.34	0.44	-21.9%	0.34	0.37	-6.7%
Total other revenue	12,430	12,418	0.1%	13,067	12,564	4.0%	17,627	14,839	18.8%	14,556	14,162	2.8%	57,679	53,983	-6.8%
Total other revenue per head	0.23	0.25	-7.0%	0.28	0.27	2.8%	0.39	0.30	28.8%	0.35	0.34	2.8%	0.31	0.29	6.5%
OTHER REVENUES
NCN	11,903	13,886	-14.3%	11,971	12,105	-1.1%	15,821	15,055	5.1%	12,599	10,900	15.6%	52,294	51,946	0.7%
Internet	4	33	-87.9%	13	(15)	-186.7%	13	11	18.2%	13	28	-53.6%	43	57	-24.6%
Midland	127	52	144.2%	127	54	135.2%	127	138	-8.0%	127	207	-38.6%	508	451	12.6%
Total other revenues	12,034	13,971	-13.9%	12,111	12,144	-0.3%	15,961	15,204	5.0%	12,739	11,135	14.4%	52,845	52,454	0.7%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-EXPENSES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
FILM EXHIBITION COSTS
Film Exhibition Cost %
Megaplex	55.9%	56.1%	(15)	54.0%	54.1%	(11)	52.4%	53.3%	(91)	50.0%	50.3%	(31)	53.3%	53.5%	(28)
Multiplex	54.9%	55.0%	(15)	53.0%	52.9%	10	51.4%	51.4%	(1)	49.1%	49.8%	(71)	52.3%	52.5%	(18)
Canada	53.2%	54.9%	(164)	51.2%	52.6%	(135)	50.1%	51.8%	(168)	47.9%	48.0%	(12)	50.5%	51.8%	(131)
International	52.7%	51.3%	138	53.4%	54.4%	(98)	52.8%	54.2%	(142)	52.9%	52.0%	87	53.0%	53.1%	(15)
Total Film Exhibition Cost	197,347	177,960	10.9%	170,199	161,988	5.1%	159,780	170,727	-6.4%	143,317	138,485	3.5%	670,643	649,160	3.3%
Megaplex	143,613	122,763	17.0%	118,822	108,659	9.4%	112,508	117,310	-4.1%	100,041	95,251	5.0%	474,984	443,983	7.0%
Multiplex	39,324	41,640	-5.6%	32,201	34,161	-5.7%	30,035	34,355	-12.6%	26,382	27,004	-2.3%	127,942	137,160	-6.7%
Canada	3,848	4,507	-14.6%	4,750	4,496	5.7%	4,149	5,025	-17.4%	4,586	4,183	9.6%	17,333	18,211	-4.8%
International	10,561	9,415	12.2%	14,426	13,995	3.1%	13,088	13,537	-3.3%	12,309	12,687	-3.0%	50,384	49,634	1.5%
Other	—	(365)	-100.0%	—	677	-100.0%	—	500	-100.0%	—	(640)	-100.0%	—	172	-100.0%
Film Exhibition Cost %	55.5%	55.4%	6	53.6%	54.0%	(37)	52.1%	53.1%	(92)	50.0%	50.1%	(6)	53.0%	53.2%	(26)
NA	55.6%	55.7%	(2)	53.7%	54.0%	(32)	52.1%	53.0%	(88)	49.8%	49.9%	(13)	53.0%	53.2%	(27)
CONCESSION COSTS
Concession Cost %
Megaplex	10.3%	11.7%	(140)	10.3%	10.9%	(61)	10.3%	10.3%	2	10.3%	10.4%	(12)	10.3%	10.9%	(55)
Multiplex	10.7%	11.7%	(104)	10.7%	10.8%	(11)	10.7%	9.5%	114	10.7%	9.4%	130	10.7%	10.5%	21
Canada	19.1%	19.2%	(5)	18.6%	18.9%	(29)	18.6%	18.0%	55	18.2%	16.2%	200	18.6%	18.1%	54
International	22.4%	21.9%	50	22.2%	22.7%	(49)	22.4%	21.8%	63	22.4%	21.8%	61	22.4%	22.1%	29
Concession Cost	15,156	14,334	5.7%	13,516	12,476	8.3%	12,819	13,138	-2.4%	11,450	11,184	2.4%	52,940	51,132	3.5%
Megaplex	10,444	10,130	3.1%	8,858	8,471	4.6%	8,450	8,694	-2.8%	7,462	7,436	0.3%	35,214	34,731	1.4%
Multiplex	3,079	3,605	-14.6%	2,577	2,744	-6.1%	2,422	2,456	-1.4%	2,128	1,947	9.3%	10,206	10,752	-5.1%
Canada	490	553	-11.3%	602	565	6.5%	525	603	-12.9%	566	479	18.2%	2,184	2,200	-0.7%
International	1,143	938	21.9%	1,479	1,430	3.4%	1,421	1,388	2.4%	1,294	1,312	-1.4%	5,337	5,068	5.3%
Other	—	(892)	-100.0%	—	(734)	-100.0%	—	(3)	-100.0%	—	10	-100.0%	—	(1,619)	-100.0%
Concession Cost %	11.0%	11.5%	(52)	11.3%	11.1%	16	11.3%	11.0%	31	11.3%	11.1%	25	11.2%	11.2%	3
NA	10.6%	11.2%	(59)	10.6%	10.4%	21	10.6%	10.4%	26	10.7%	10.4%	26	10.6%	10.6%	1
THEATRE OPERATING EXPENSE
Variable OE / patron
Megaplex	1.07	1.14	-5.6%	1.19	1.16	2.2%	1.22	1.15	6.6%	1.28	1.31	-1.9%	1.18	1.18	-0.1%
Multiplex	1.29	1.40	-8.1%	1.42	1.42	0.0%	1.46	1.39	5.0%	1.53	1.59	-3.6%	1.41	1.44	-1.9%
Canada	1.43	1.38	3.2%	1.22	1.23	-1.1%	1.31	1.35	-2.5%	1.20	1.42	-15.7%	1.28	1.34	-4.8%
International	1.40	1.55	-9.6%	1.37	1.14	19.6%	1.41	1.32	6.7%	1.38	1.53	-9.7%	1.39	1.37	1.3%
Variable OE	61,672	61,457	0.3%	58,880	57,271	2.8%	58,193	59,757	-2.6%	55,834	58,627	-4.8%	234,579	237,112	-1.1%
Megaplex	41,202	38,204	7.8%	38,380	35,872	7.0%	38,104	38,059	0.1%	36,806	37,142	-0.9%	154,493	149,277	3.5%
Multiplex	14,657	17,362	-15.6%	13,533	15,146	-10.7%	13,229	14,941	-11.5%	12,567	13,822	-9.1%	53,985	61,271	-11.9%
Canada	1,681	1,827	-8.0%	1,810	1,695	6.8%	1,724	1,978	-12.8%	1,801	1,861	-3.2%	7,015	7,361	-4.7%
International	4,003	4,140	-3.3%	5,027	4,070	23.5%	5,006	4,587	9.1%	4,529	4,979	-9.0%	18,564	17,776	4.4%
Other	130	(76)	-271.1%	130	488	-73.4%	131	192	-31.8%	131	823	-84.1%	522	1,427	-63.4%
Variable OE / patron	1.15	1.23	-6.7%	1.25	1.23	1.6%	1.29	1.22	5.6%	1.34	1.41	-4.8%	1.25	1.27	-1.4%
NA	1.13	1.21	-6.5%	1.24	1.24	0.2%	1.28	1.21	5.4%	1.34	1.40	-4.3%	1.24	1.26	-1.8%
Fixed OE / screen
Megaplex	52.4	48.8	7.5%	54.3	49.5	9.6%	50.9	48.7	4.3%	50.4	46.0	9.5%	52.0	48.2	7.8%
Multiplex	44.0	40.4	8.9%	46.6	41.1	13.3%	42.7	42.8	-0.3%	42.5	40.6	4.7%	44.0	41.2	6.8%
Canada	41.8	44.3	-5.6%	44.9	38.3	17.3%	41.3	46.2	-10.6%	42.5	43.9	-3.2%	42.5	43.2	-1.3%
International	42.1	42.6	-1.3%	55.0	39.5	39.3%	52.0	43.5	19.4%	48.6	52.1	-6.8%	49.4	44.5	10.9%
Fixed OE	42,704	41,143	3.8%	45,478	41,844	8.7%	42,525	40,636	4.6%	42,041	40,603	3.5%	172,749	164,226	5.2%
Megaplex	28,623	24,853	15.2%	29,884	25,620	16.6%	28,238	25,505	10.7%	28,078	25,015	12.2%	114,822	100,993	13.7%
Multiplex	10,400	10,700	-2.8%	11,022	10,496	5.0%	10,031	10,617	-5.5%	9,862	9,779	0.8%	41,314	41,592	-0.7%
Canada	1,673	1,771	-5.6%	1,794	1,530	17.3%	1,652	1,849	-10.6%	1,701	1,757	-3.2%	6,820	6,907	-1.3%
International	2,503	2,407	4.0%	3,272	2,231	46.7%	3,092	2,558	20.9%	2,890	3,102	-6.8%	11,757	10,298	14.2%
Other	(494)	1,412	-135.0%	(493)	1,967	-125.1%	(488)	107	-556.1%	(490)	950	-151.6%	(1,965)	4,436	-144.3%
Fixed OE / screen	48.4	47.2	2.5%	51.3	48.2	6.6%	47.8	46.7	2.3%	47.3	45.9	3.0%	48.7	47.0	3.6%
NA	49.5	45.8	8.0%	51.6	46.3	11.5%	48.1	46.8	2.7%	47.8	44.3	7.9%	49.2	45.8	7.5%

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-EXPENSES
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
THEATRE OPERATING EXPENSE
Theatre svcs % of theatre rev
North America	0.94%	1.11%	(17)	1.04%	1.10%	(6)	1.13%	0.92%	21	1.17%	1.16%	1	1.06%	1.07%	(1)
International	0.98%	1.59%	(61)	0.73%	1.44%	(71)	0.79%	1.54%	(75)	0.85%	1.70%	(85)	0.83%	1.56%	(74)
Theatre svcs	4,782	5,195	-7.9%	4,564	4,783	-4.6%	4,855	4,402	10.3%	4,606	4,730	-2.6%	18,807	19,110	-1.6%
North America	4,526	4,821	-6.1%	4,308	4,306	0.1%	4,600	3,899	18.0%	4,351	4,189	3.9%	17,785	17,215	3.3%
International	256	374	-31.7%	256	477	-46.4%	256	503	-49.2%	256	541	-52.8%	1,022	1,895	-46.1%
Total theatre oper expense	109,159	107,795	1.3%	108,922	103,898	4.8%	105,574	104,795	0.7%	102,482	103,960	-1.4%	426,135	420,448	1.4%
% of theatre revenues	21.6%	23.5%	(196)	24.2%	24.5%	(27)	24.1%	23.0%	116	25.5%	26.5%	(106)	23.7%	24.3%	(57)
RENT
Cash rent / screen
Megaplex	98.7	95.4	3.4%	98.6	93.9	5.0%	97.9	95.8	2.2%	97.3	95.1	2.2%	98.1	95.1	3.2%
Multiplex	72.7	71.0	2.5%	72.8	71.1	2.4%	72.9	72.6	0.5%	73.2	71.2	2.9%	72.9	71.4	2.1%
Canada	88.6	116.6	-23.9%	89.1	118.5	-24.8%	90.5	102.0	-11.3%	91.3	67.5	35.4%	89.9	101.1	-11.1%
International	141.4	136.1	3.9%	143.3	141.3	1.4%	147.6	145.9	1.2%	146.9	148.9	-1.3%	144.8	143.2	1.2%
Cash rent	83,696	80,773	3.6%	84,191	80,437	4.7%	84,551	81,779	3.4%	84,219	80,419	4.7%	336,657	323,408	4.1%
Megaplex	53,908	48,646	10.8%	54,252	48,581	11.7%	54,378	50,125	8.5%	54,202	51,736	4.8%	216,740	199,088	8.9%
Multiplex	17,202	18,803	-8.5%	17,217	18,149	-5.1%	17,138	17,993	-4.8%	16,985	17,142	-0.9%	68,541	72,087	-4.9%
Canada	3,546	4,662	-23.9%	3,566	4,739	-24.8%	3,622	4,081	-11.3%	3,654	2,698	35.4%	14,387	16,180	-11.1%
International	8,412	7,690	9.4%	8,527	7,983	6.8%	8,785	8,571	2.5%	8,742	8,860	-1.3%	34,467	33,104	4.1%
Other—US	32	396	-91.9%	33	412	-92.0%	33	393	-91.6%	40	(625)	-106.4%	138	576	-76.0%
Other—Europe	596	576	3.5%	596	573	4.0%	596	616	-3.2%	596	608	-2.0%	2,384	2,373	0.5%
Deferred rent	208	(71)	-393.0%	109	237	-54.0%	41	(364)	-111.3%	19	1,776	-98.9%	377	1,578	-76.1%
Megaplex	554	457	21.2%	543	708	-23.3%	539	408	32.1%	511	255	100.4%	2,147	1,828	17.5%
Multiplex	(1,206)	(1,386)	-13.0%	(1,260)	(1,340)	-6.0%	(1,264)	(1,633)	-22.6%	(1,241)	(1,632)	-24.0%	(4,971)	(5,991)	-17.0%
Canada	331	401	-17.5%	297	407	-27.0%	237	426	-44.4%	220	1,262	-82.6%	1,085	2,496	-56.5%
International	529	457	15.8%	529	462	14.5%	529	435	21.6%	529	1,891	-72.0%	2,116	3,245	-34.8%
Total rent	83,904	80,702	4.0%	84,300	80,674	4.5%	84,592	81,415	3.9%	84,238	82,195	2.5%	337,034	324,986	3.7%
Cap lease contra	(2,493)	(2,551)	-2.3%	(2,493)	(2,561)	-2.7%	(2,493)	(2,775)	-10.2%	(2,493)	(2,690)	-7.3%	(9,972)	(10,577)	-5.7%
Rent	81,411	78,151	4.2%	81,807	78,113	4.7%	82,099	78,640	4.4%	81,745	79,505	2.8%	327,062	314,409	4.0%
Rent / screen	92.3	89.7	2.9%	92.3	89.9	2.7%	92.3	90.4	2.1%	92.0	89.9	2.3%	92.2	90.0	2.5%
North America	87.4	85.2	2.5%	87.3	85.0	2.6%	86.9	85.1	2.2%	86.7	82.6	4.9%	87.1	84.5	3.1%
International	150.3	144.2	4.2%	152.2	149.5	1.8%	156.5	153.3	2.1%	155.8	180.7	-13.8%	153.7	157.2	-2.2%
Rent % of theatre rev.	16.1%	17.1%	(97)	18.2%	18.4%	(22)	18.8%	17.2%	153	20.3%	20.3%	3	18.2%	18.2%	4

AMC ENTERTAINMENT INC.
OPERATING ASSUMPTIONS-EXPENSES
SEGMENT:
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
GENERAL AND ADMINISTRATIVE
General and administrative	16,229	12,116	33.9%	13,866	12,456	11.3%	14,942	17,044	-12.3%	14,326	20,551	-30.3%	59,363	62,167	-4.5%
Recurring G&A	14,101	11,823	19.3%	11,738	11,580	1.4%	12,814	16,511	-22.4%	12,198	13,526	-9.8%	50,851	53,440	-4.8%
Special exec. comp.	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%
Restricted stock awards	2,128	293	626.3%	2,128	876	142.9%	2,128	533	299.2%	2,128	7,025	-69.7%	8,512	8,727	-2.5%
OTHER EXPENSE
NCN	11,728	12,054	-2.7%	10,106	9,973	1.3%	11,944	12,385	-3.6%	10,090	10,929	-7.7%	43,868	45,341	-3.2%
Internet	265	85	211.4%	212	174	21.9%	215	173	24.1%	212	173	22.6%	904	505	49.4%
PLD	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%	—	—	0.0%
Midland	208	180	15.6%	208	185	12.4%	208	221	-5.9%	208	183	13.7%	832	769	8.2%
Real estate holding costs	18	2	820.0%	65	55	18.9%	81	24	239.2%	60	57	6.0%	226	138	63.5%
Total other expense	12,219	12,321	-0.8%	10,591	10,387	2.0%	12,448	12,803	-2.8%	10,570	11,342	-6.8%	45,829	46,853	-2.2%
PREOPENING EXPENSE
Pre-opening exp / screen
North America	—	26.3	-100.0%	—	—		30.7	27.1	13.4%	—	25.1	-100.0%	30.0	28.6	4.7%
International	—	—		—	—		—	31.7	-100.0%	—	—		—	76.0	-100.0%
Pre-opening exp	460	1,042	-55.9%	—	389	-100.0%	860	1,734	-50.4%	—	693	-100.0%	1,320	3,858	-65.8%
North America	460	893	-48.5%	—	224	-100.0%	860	1,354	-36.5%	—	451	-100.0%	1,320	2,922	-54.8%
International	—	149	-100.0%	—	165	-100.0%	—	380	-100.0%	—	242	-100.0%	—	938	-100.0%
		0.0%			0.0%			0.0%			0.0%			0.0%
THEATRE CLOSURE EXPENSE	5	618	-99.2%	—	1,116	-100.0%	269	2,078	-87.1%	2,067	256	707.4%	2,341	4,068	-42.5%
North America	5	618		—	1,116		269	2,078		2,067	256		2,341	4,068
International	—	—		—	—		—	—		—	—		—	—

AMC ENTERTAINMENT INC.
DEBT
SEGMENT: CONSOLIDATED QUARTERLY—F'05
MAY 11, 2004

	Est 1Q 13wks 07/01/04	Actual 1Q 13wks 07/03/03	% chg.	Est 2Q 13wks 09/30/04	Actual 2Q 13wks 10/02/03	% chg.	Est 3Q 13wks 12/30/04	Actual 3Q 13wks 01/01/04	% chg.	Est 4Q 13wks 03/31/05	Actual 4Q 13wks 04/01/04	% chg.	Est 52 wks 03/31/05	Actual 52 wks 04/01/04	% chg.
Credit facility	—	—		—	—		—	—		—	—
Senior sub. Note—09	—	199,347		—	199,369		—	199,391		—	—
Senior sub. Note—11	213,782	296,894		213,782	296,916		213,782	296,938		213,782	213,782
Senior sub. Note—12	172,699	172,511		172,749	172,557		172,799	172,603		172,851	172,649
Senior sub. Note—14	300,000	—		300,000	—		300,000	—		300,000	300,000
Financing lease obligations	40,958	40,458		40,740	40,496		40,523	41,768		40,294	41,164
Capital lease obligations	19,672	21,400		19,227	21,050		18,782	20,752		18,337	20,117

Total debt	747,111	730,610		746,498	730,388		745,886	731,452		745,264	747,712
Less: cash equivalents	365,000	261,481		320,000	241,685		360,000	310,772		392,465	333,247

Net debt	382,111	469,129		426,498	488,703		385,886	420,680		352,799	414,465

CIP	—	29,361		—	34,935		—	13,141		—	19,301

LTM adjusted EBITDA	266,330	238,222		273,477	235,254		266,628	254,881		275,000	247,378

Total debt / LTM AEBITDA	2.81	3.07		2.73	3.10		2.80	2.87		2.71	3.02

Net debt / LTM AEBITDA	1.43	1.97		1.56	2.08		1.45	1.65		1.28	1.68

ND—CIP / LTM AEBITDA	1.43	1.85		1.56	1.93		1.45	1.60		1.28	1.60

Net debt / LTM EBITDA per RCF	—	2.07		—	2.15		—	1.64		1.81	1.67

Cash capex	26,833	24,159		25,338	19,115		29,223	29,362		28,327	22,375		109,721	95,011
Construction project costs	—	—		—	—		—	—		—	—		—	—

Total capex	26,833	24,159		25,338	19,115		29,223	29,362		28,327	22,375		109,721	95,011

Financial sale / leasebacks	—	—		—	—		—	—		40,000	63,911		40,000	63,911
Accounting sale / leasebacks	—	—		—	—		—	—		—	—		—	—

Total sale / leasebacks	—	—		—	—		—	—		40,000	63,911		40,000	63,911

		—			—			—			—			—
Net capex	26,833	24,159		25,338	19,115		29,223	29,362		(11,673)	(41,536)		69,721	31,100

Preferred dividends	(4,110)	—		(5,157)	—		(5,157)	—		(5,157)	—		(19,581)	—
Acquisitions	—	—		—	—		—	(14,910)		—	—		—	(14,910)
FF&E repurchase	—	—		(25,292)	—		—	(15,812)		—	—		(25,292)	(15,812)
Other	—	—		—	—		—	(5,252)		—	(13,932)		—	(19,184)

Other cash proceeds (uses)	(4,110)	—		(30,449)	—		(5,157)	(35,974)		(5,157)	(13,932)		(44,873)	(49,905)

WC & other (provided) used	(8,968)	2,507		30,030	34,000		(32,604)	(88,487)		6,531	60,365

Avg interest rate—Funded debt	8.8%	9.3%		8.8%	9.8%		8.8%	9.7%		8.8%	10.9%